UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04443
Eaton Vance Investment Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
March 31
Date of Fiscal Year End
March 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report March 31, 2009

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS

AMT-Free

National

A n n u a l R e p o r t M a r c h 3 1 , 2 0 0 9 EATON VANCE AMT-Free LIMITED National MATURITY MUNICIPALS FUNDS

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009
TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
AMT-Free	4
National	6

Fund Expenses	8

Financial Statements	10

Federal Tax Information	39

Special Meeting of Shareholders	40

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	41

Management and Organization	47

1

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
The 12-month period ending March 31, 2009, had more than its share of economic and market upheaval. For instance, the U.S. economy, as measured by gross domestic product (GDP), contracted sharply in both the fourth quarter of 2008 and the first quarter of 2009 by 6.2% and 6.1%, respectively, after a 0.3% decline in the third quarter of 2008, according to the U.S. Department of Commerce. The first quarter 2009 figure was a preliminary estimate. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential and continued to weigh on the economy in early 2009. While high commodity prices eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly became a weaker economic environment. Rising unemployment levels, at a five-year high at period end, led to constrained personal consumption and overall economic contraction. For much of the past 12 months, the housing market weighed on the economy, with new and existing home sales falling especially hard in the second half of calendar 2008.
In the first quarter of 2009, the U.S. economy began showing some signs of life. Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on. February was a particularly strong month for economic data: factory orders increased 1.8%; new home sales rose 4.7% — the first increase in seven months; and existing home sales surged 5.1%, the largest monthly gain since 2003. The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation, and a plethora of distressed properties on the market.
For the year ending March 31, 2009, the capital markets experienced steep declines, followed by a welcome rally during the final three and a half months of the period. The fall of 2008 witnessed a number of distressing events, resulting in a freefall in both the credit and equity markets. Several calamitous events occurred in September alone, including the federal takeover of federally chartered mortgage giants Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the announcement by Bank of America that it was acquiring Merrill Lynch. These actions, along with several other corporate shakeups, bank failures and bailouts, drastically redefined the Wall Street landscape.
In response, the U.S. government enacted a number of bold stimulus programs. Last fall, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that continued to evolve since the bill was enacted into law. On February 17, 2009, President Obama signed an historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan. Additionally, between March 31, 2008, and December 31, 2008, the U.S. Federal Reserve (the Fed) lowered the federal funds rate to a range of 0.0% to 0.25% from 2.25%. Also during the 12-month period, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis.
Management Discussion
Relative to the Funds’ primary benchmark, the Barclays Capital 7-Year Municipal Bond Index1 (the Index) — a broad-based, unmanaged index of intermediate-maturity municipal bonds — the Funds under-performed for the year ending March 31, 2009. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration intermediate-maturity bonds relative to other intermediate bond funds. Much of their underperformance occurred in the first nine months of the period and, management believes, can be attributed to the shift of investors’ capital into shorter-maturity bonds — a result of the broader-based credit crisis — during this period. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products. In addition, management has historically used Treasury futures to seek to offset interest-rate volatility associated with investing in longer-maturity municipal bonds. Investors’ flight to quality during the first nine months of the year pushed Treasury yields to historic lows, causing the Funds’ Treasury futures positions to detract from performance for the year as a whole.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Formerly called Lehman Brothers 7-Year Municipal Bond Index. It is not possible to invest directly in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

2

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Since mid-December 2008, however, the municipal market rallied considerably, and Eaton Vance’s Limited Maturity Municipal Funds outperformed the Index. A number of factors appeared to be at work in the market’s rebound. Municipal demand, while anemic for much of last year, returned in dramatic fashion during the first quarter of 2009. Retail muni investors — those who buy municipal bonds directly or through managed products such as mutual funds — were the predominant force behind the renewed demand. While many retail investors fled the market in 2008 as a result of market volatility and intimidating news reports, the perception of risk began to mitigate during the early stages of the new year. While institutional demand was largely absent during the first quarter of 2009 — as it was for much of 2008 — retail purchases kept overall demand levels strong.
Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed, maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time. Furthermore, we believe that the 138.9% yield ratio of insured municipal bonds to 30-year Treasuries as of March 31, 2009 — as compared with the long-term average of 85%-90% — indicates that there is still relative value in municipal bonds when compared with their taxable counterparts.1

[1]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

3

Eaton Vance AMT-Free Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXFLX	ELFLX	EZFLX

Average Annual Total Returns (at net asset value)
One Year	-0.33%	-1.10%	-1.02%
Five Years	1.75	0.98	1.00
Ten Years	3.27	2.50	2.49
Life of Fund†	3.72	3.36	2.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.59%	-3.97%	-1.98%
Five Years	1.29	0.98	1.00
Ten Years	3.03	2.50	2.49
Life of Fund†	3.54	3.36	2.78

†	Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.92%	1.67%	1.67%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.96%	3.21%	3.21%
Taxable-Equivalent Distribution Rate[3,4]	6.09	4.94	4.94
SEC 30-day Yield[5]	3.28	2.60	2.61
Taxable-Equivalent SEC 30-day Yield[4,5]	5.05	4.00	4.02
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper Intermediate Municipal Debt Funds Classification

One Year	1.33%
Five Years	2.31
Ten Years	3.63

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Craig R. Brandon, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 5/29/92. A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,800 ($13,490 at the maximum offering price) and $12,796, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% - 3rd year; 1% — 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Intermediate Municipal Debt Funds Classification contained 161, 130 and 76 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

4

Eaton Vance AMT-Free Limited Maturity Municipals Funds as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	82
• Average Maturity:	12.0 years
• Average Effective Maturity:	9.0 years
• Average Rating:	AA
• Average Call Protection:	8.3 years
• Average Dollar Price:	$104.18

5

Eaton Vance National Limited Maturity Municipals Funds as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNAX	ELNAX	EZNAX

Average Annual Total Returns (at net asset value)
One Year	-3.50%	-4.34%	-4.20%
Five Years	1.56	0.78	0.79
Ten Years	3.17	2.38	2.38
Life of Fund†	3.91	3.54	2.87

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.68%	-7.12%	-5.13%
Five Years	1.10	0.78	0.79
Ten Years	2.94	2.38	2.38
Life of Fund†	3.72	3.54	2.87

†	Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.76%	1.51%	1.51%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.29%	3.54%	3.53%
Taxable-Equivalent Distribution Rate[3,4]	6.60	5.45	5.43
SEC 30-day Yield[5]	4.13	3.47	3.47
Taxable-Equivalent SEC 30-day Yield[4,5]	6.35	5.34	5.34
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper Intermediate Municipal Debt Funds Classification

One Year	1.33%
Five Years	2.31
Ten Years	3.63

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: William H. Ahern, Jr., CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 5/22/92. A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,670 ($13,363 at the maximum offering price) and $12,652, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% - 3rd year; 1% — 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. Includes interest expense of 0.05% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Intermediate Municipal Debt Funds Classification contained 161, 130 and 76 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

6

Eaton Vance National Limited Maturity Municipals Funds as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/09, is as follows, and the average rating is AA.

AAA	19.6%
AA	40.0%
A	17.3%
BBB	14.9%
B	0.8%
CCC	0.1%
Not Rated	7.3%
Fund Statistics2

• Number of Issues:	233
• Average Maturity:	11.7 years
• Average Effective Maturity:	9.1 years
• Average Call Protection:	7.4 years
• Average Dollar Price:	$97.19
• TOB Leverage[3]:	0.8%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

[3]	See Note 1l to the Fund’s financial statements. Tender option bonds (TOBs) are a form of investment leverage that create an opportunity for increased income but, at the same time, create special risks (including the likelihood of greater volatility of net asset value). TOB leverage represents the amount of Floating Rate Notes outstanding at 3/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

7

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 — March 31, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance AMT-Free Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,039.20	$4.37
Class B	$1,000.00	$1,035.20	$7.97
Class C	$1,000.00	$1,036.30	$8.17

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.33
Class B	$1,000.00	$1,017.10	$7.90
Class C	$1,000.00	$1,016.90	$8.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.57% for Class B shares and 1.61% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

8

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FUND EXPENSES CONT’D

Eaton Vance National Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$998.80	$3.69
Class B	$1,000.00	$994.90	$7.41
Class C	$1,000.00	$995.60	$7.41

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.73
Class B	$1,000.00	$1,017.50	$7.49
Class C	$1,000.00	$1,017.50	$7.49

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares, 1.49% for Class B shares and 1.49% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

9

Eaton Vance AMT-Free Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 97.9%

Principal Amount
(000’s omitted)	Security	Value

Bond Bank — 4.0%

$1,000	Idaho Board Bank Authority, 5.00%, 9/15/22	$1,060,120
1,255	Virginia Resources Authority Infrastructure Revenue, 5.25%, 11/1/26	1,346,766

		$2,406,886

Education — 9.9%

$280	Indiana University, IN, 5.00%, 8/1/20	$302,590
1,000	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.25%, 11/15/19	1,164,180
1,000	Missouri Health and Educational Facilities Authority, (Washington University), 5.25%, 3/15/18	1,176,400
1,000	New York Dormitory Authority, (State University Educational Facilities), 5.25% to 5/15/12 (Put Date), 11/15/23	1,056,090
150	Purdue University, IN, 5.00%, 7/1/21	160,938
1,000	University of Houston, TX, 5.00%, 2/15/21	1,073,340
1,000	University of Pittsburgh, PA, 5.25%, 9/15/23	1,062,840

		$5,996,378

Electric Utilities — 12.3%

$670	California Department of Water Resource Power Supply, 5.00%, 5/1/22	$684,894
1,000	Chesterfield County, VA, Industrial Development Authority, (Virginia Electric and Power Co.), 5.50%, 10/1/09	1,001,950
1,000	Connecticut State Development Authority, (United Illuminating Co.), 5.75% to 2/1/12 (Put Date), 6/1/26	1,000,480
1,000	Energy Northwest Electric Revenue, WA, (Columbia Station), 5.00%, 7/1/24(1)	1,015,110
1,000	Municipal Electric Authority of Georgia, 5.25%, 1/1/21	1,051,000
500	Puerto Rico Electric Power Authority, 5.00%, 7/1/23	433,880
1,000	Salt River, AZ, Agricultural Improvements and Power District, 5.00%, 1/1/21	1,081,700
1,000	Seattle, WA, Municipal Light and Power Revenue, 5.25%, 4/1/20	1,093,570
135	Titus County, TX, Fresh Water Supply District, 4.50%, 7/1/11	133,867

		$7,496,451

Escrowed / Prerefunded — 3.9%

$1,000	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39	$1,201,470
1,000	Triborough Bridge and Tunnel Authority, NY, Prerefunded to 1/1/22, 5.50%, 1/1/30	1,183,270

		$2,384,740

General Obligations — 4.9%

$250	Henrico County, VA, (Public Improvements), 5.00%, 12/1/20	$283,083
2,000	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/17	1,452,780
500	Seattle, WA, 5.00%, 12/1/22	539,070
645	Will Grundy ETC Counties, IL, Community College District No. 525, 5.50%, 6/1/18	728,263

		$3,003,196

Health Care-Miscellaneous — 0.1%

$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	$77,772

		$77,772

Hospital — 5.2%

$1,000	California Health Facilities Financing Authority, (Catholic Healthcare), 5.125%, 7/1/22	$972,010
1,000	Highlands County, FL, Health Facilities Authority, (Adventist Health), 5.00%, 11/15/20	969,940
275	Kent, MI, Hospital Finance Authority, (Spectrum Health), 5.50% to 1/15/15 (Put Date), 1/15/47	280,637
480	Massachusetts Health and Educational Facilities Authority, (Caregroup, Inc.), 5.375%, 7/1/21	443,405
500	West Orange, FL, Healthcare District, 5.50%, 2/1/10	505,205

		$3,171,197

Insured-Education — 3.6%

$1,000	New York Dormitory Authority, (New York University), (AMBAC), 5.50%, 7/1/22	$1,115,350
1,000	Texas University Systems Financing Revenue, (FSA), 5.00%, 3/15/21	1,058,680

		$2,174,030

See notes to financial statements

10

Eaton Vance AMT-Free Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 4.9%

$1,000	North Carolina Eastern Municipal Power Agency, (AGC), 5.25%, 1/1/19	$1,042,660
1,000	Northern Municipal Power Agency, MN, (AGC), 5.00%, 1/1/21	1,013,370
850	South Carolina Public Service Authority, (FSA), 5.00%, 1/1/20	916,096

		$2,972,126

Insured-General Obligations — 5.9%

$1,000	Massachusetts, (AMBAC), 5.50%, 12/1/23	$1,139,090
750	Miami-Dade County, FL, (Fire and Rescue Service District), (AMBAC), 5.25%, 4/1/17	813,217
500	New York, NY, (FSA), 5.00%, 4/1/22	511,255
1,000	Philadelphia, PA, (AGC), 5.50%, 7/15/16	1,097,670

		$3,561,232

Insured-Other Revenue — 3.0%

$490	Louisiana Citizens Property, (AMBAC), 5.00%, 6/1/22	$438,178
1,000	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/12	900,060
500	Saint Johns County, FL, Industrial Development Authority, (Professional Golf Hall of Fame), (NPFG), 5.00%, 9/1/20	511,470

		$1,849,708

Insured-Special Tax Revenue — 6.2%

$1,755	Julington Creek Plantation, FL, Community Development District, (NPFG), 4.75%, 5/1/19	$1,578,412
700	Mesa, AZ, Street and Highway Revenue, (FSA), 5.00%, 7/1/20	759,570
1,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/23	910,470
500	Tamarac, FL, Sales Tax, (FGIC), (NPFG), 5.00%, 4/1/18	516,430

		$3,764,882

Insured-Transportation — 2.5%

$1,000	Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), (AGC), 5.25%, 7/15/21	$1,089,810
420	New Orleans, LA, Aviation Board Revenue, (AGC), 6.00%, 1/1/23	425,519

		$1,515,329

Insured-Water and Sewer — 5.7%

$1,000	Bossier City, LA, Utilities Revenue, (BHAC), 5.00%, 10/1/21	$1,068,440
1,000	Portland, OR, Sewer System Revenue, (FSA), 5.00%, 6/15/23	1,070,430
1,000	Sunrise, FL, Utilities Systems, (AMBAC), 5.50%, 10/1/18	1,069,040
250	Tallahassee, FL, Consolidated Utility System, (FGIC), (NPFG), 5.50%, 10/1/19	279,915

		$3,487,825

Nursing Home — 0.4%

$235	Orange County, FL, Health Facilities Authority, (Westminster Community Care Services), 6.50%, 4/1/12	$231,776

		$231,776

Other Revenue — 2.1%

$965	Buckeye, OH, Tobacco Settlement Financing Authority, 5.125%, 6/1/24	$691,432
530	Virginia Public Building Authority, Public Facilities Revenue, 5.25%, 8/1/20	600,257

		$1,291,689

Senior Living / Life Care — 0.5%

$590	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42	$329,916

		$329,916

Special Tax Revenue — 5.8%

$420	Arbor Greene, FL, Community Development District, 5.00%, 5/1/19	$365,308
310	Concorde Estates, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/11	164,861
80	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	74,065
150	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	103,848
230	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	144,601
130	FishHawk, FL, Community Development District II, 5.125%, 11/1/09	104,169
60	Longleaf, FL, Community Development District, 6.20%, 5/1/09	58,452
500	Mahoning County, OH, (Sales Tax), 5.60%, 12/1/11	516,370
1,000	Massachusetts Transportation Authority, 5.25%, 7/1/20	1,152,470

See notes to financial statements

11

Eaton Vance AMT-Free Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)

$170	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	$70,611
275	North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	268,301
140	North Springs, FL, Improvement District, (Heron Bay North Assessment Area), 5.00%, 5/1/14	114,139
100	Poinciana West, FL, West Community Development District, 5.875%, 5/1/22	77,882
100	Sterling Hill, FL, Community Development District, (Capital Improvements), 5.10%, 5/1/11	52,089
115	Sterling Hill, FL, Community Development District, (Capital Improvements), 5.50%, 11/1/10	100,213
520	Tison’s Landing, FL, Community Development District, (Capital Improvements), 5.00%, 11/1/11(2)	190,981

		$3,558,360

Transportation — 9.1%

$1,000	Maryland Transportation Authority, 5.25%, 3/1/19	$1,165,130
1,000	Ohio Major New Street Infrastructure Project Revenue, 5.75%, 6/15/19	1,156,870
1,000	Phoenix, AZ, Civic Improvements Corp., 5.00%, 7/1/21	1,047,450
1,000	Port Authority of New York and New Jersey, 5.00%, 7/15/23	1,045,980
1,000	Texas State Transportation Commission First Tier, 5.00%, 4/1/21	1,092,740

		$5,508,170

Water and Sewer — 7.9%

$750	Austin, TX, Water and Wastewater System Revenue, 5.00%, 11/15/21	$804,877
1,000	Fairfax County, VA, Water Revenue, 5.25%, 4/1/23	1,136,810
600	Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/19	696,462
970	New York, NY, Municipal Water Finance, 5.00%, 6/15/21	1,019,451
1,000	New York Environmental Facilities Corp., Clean Water, 5.50%, 6/15/16	1,164,320

		$4,821,920

Total Tax-Exempt Investments — 97.9%
(identified cost $58,718,898)		$59,603,583

Other Assets, Less Liabilities — 2.1%		$1,289,325

Net Assets — 100.0%		$60,892,908

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

At March 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Florida	14.3%
New York	13.1%
Others, representing less than 10% individually	70.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 32.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 9.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Defaulted bond.

See notes to financial statements

12

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.5%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.7%

$1,620	Carbon County, PA, Industrial Development Authority, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$1,621,636
985	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	819,185
625	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	497,000
1,600	Western Generation Agency, OR, (Wauna Cogeneration), (AMT), 5.00%, 1/1/12	1,474,336

		$4,412,157

Education — 1.1%

$2,000	Illinois Educational Facility Authority, (Art Institute of Chicago), 4.45%, 3/1/34	$2,100,800
420	Maryland Industrial Development Financing Authority, (Our Lady of Good Counsel High School), 5.50%, 5/1/20	321,254
250	Maryland State Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.25%, 7/1/18	171,457
1,580	Missouri State Health and Educational Facilities Authority, (St. Louis University), 5.50%, 10/1/16	1,824,600
1,700	University of Illinois, 0.00%, 4/1/15	1,405,985
1,000	University of Illinois, 0.00%, 4/1/16	786,690

		$6,610,786

Electric Utilities — 8.8%

$6,705	California Department of Water Resource Power Supply, 5.00%, 5/1/22	$6,854,052
6,500	Chesterfield County, VA, Industrial Development Authority, (Virginia Electric and Power Co.), 5.50%, 10/1/09	6,512,675
2,000	Connecticut State Development Authority, Pollution Control Revenue, (Connecticut Light and Power Co.), (AMT), 5.25% to 4/1/10 (Put Date), 5/1/31(1)	2,003,560
2,900	Delaware County, PA, Industrial Development Authority Pollution Control, (Peco Energy Co.), 4.00%, 12/1/12	2,975,023
2,000	Municipal Electric Authority of Georgia, 5.25%, 1/1/21	2,102,000
2,500	New Hampshire Business Finance Authority Pollution Control, (Central Maine Power Co.), 5.375%, 5/1/14	2,453,125
3,000	New Hampshire Business Finance Authority Pollution Control, (United Illuminating Co.), (AMT), 7.125% to 2/1/12 (Put Date), 7/1/27	3,010,590
3,050	New York Energy Research and Development Authority Facility, (AMT), 4.70% to 10/1/12 (Put Date), 6/1/36	3,050,061
1,000	North Carolina Municipal Power Agency, (Catawba), 6.375%, 1/1/13	1,031,250
3,800	Ohio Air Quality Development Authority, (Ohio Power Company), (AMT), 7.125% to 6/1/10 (Put Date), 6/1/41	3,819,646
5,000	Pennsylvania Economic Development Financing Authority, Pollution Control, (PPL Electric Utility Corp.), 4.85% to 10/1/10 (Put Date), 10/1/23	5,072,650
3,000	Rapides Finance Authority, LA, (Cleco Power LLC), (AMT), 6.00% to 10/1/11 (Put Date), 10/1/38	3,010,680
6,500	Rapides Finance Authority, LA, (Cleco Power LLC), (AMT), 5.25% to 3/1/13 (Put Date), 11/1/37	6,193,525
1,250	Sam Rayburn, TX, Municipal Power Agency, Power Supply System, 6.00%, 10/1/16	1,204,762
685	San Antonio, TX, Electric and Natural Gas, 4.50%, 2/1/21	685,185
1,365	Titus County, TX, Fresh Water Supply District, 4.50%, 7/1/11	1,353,548
2,500	Wake County, NC, Industrial Facilities and Pollution Control Financing Authority, (Carolina Power and Light Co.), 5.375%, 2/1/17	2,575,750

		$53,908,082

Escrowed / Prerefunded — 3.0%

$1,500	California Department of Water Resource Power Supply, Prerefunded to 5/1/12, 5.125%, 5/1/18	$1,693,350
45	Highlands County, FL, Health Facilities Authority, (Adventist Bolingbrook), Escrowed to Maturity, 5.00%, 11/15/16	52,569
65	Highlands County, FL, Health Facilities Authority, (Adventist Bolingbrook), Prerefunded to 11/15/16, 5.125%, 11/15/20	75,417
85	Highlands County, FL, Health Facilities Authority, (Adventist Bolingbrook), Prerefunded to 11/15/16, 5.125%, 11/15/22	98,623
3,000	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	3,441,870
65	Mesquite, TX, Health Facilities Development, (Christian Care Centers), Escrowed to Maturity, 7.00%, 2/15/10	67,673
2,000	Michigan Hospital Finance Authority, (Henry Ford Health System), Prerefunded to 3/1/13, 5.50%, 3/1/14	2,264,420
1,235	New Jersey Educational Facilities Authority, (Steven’s Institute of Technology), Escrowed to Maturity, 5.00%, 7/1/12	1,377,630
1,195	North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 4.00%, 1/1/18	1,288,712

See notes to financial statements

13

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded (continued)

$2,000	Orange County, FL, Health Facilities Authority, (Adventist Health System), Prerefunded to 11/15/12, 5.25%, 11/15/18	$2,236,760
5,000	Triborough Bridge and Tunnel Authority, NY, Escrowed to Maturity, 5.50%, 1/1/17	5,774,250

		$18,371,274

General Obligations — 5.4%

$1,000	Chemeketa, OR, Community College District, 5.50%, 6/15/22	$1,112,630
10,000	Maryland State and Local Facilities, 5.00%, 8/1/18	11,482,100
1,035	New York, NY, 5.625%, 12/1/13	1,101,478
15,320	Salem-Keizer, OR, School District No. 24, 0.00%, 6/15/23	7,581,255
10,000	Wake County, NC, 5.00%, 2/1/16	11,548,200

		$32,825,663

Health Care-Miscellaneous — 0.3%

$640	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 5.60%, 10/1/14	$590,643
1,200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	933,264
290	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(2)	297,323

		$1,821,230

Hospital — 8.7%

$6,500	California Health Facilities Financing Authority, (Catholic Healthcare), 5.125%, 7/1/22	$6,318,065
550	Colorado Health Facilities Authority, (Parkview Episcopal Medical Center), 5.75%, 9/1/09	555,401
2,500	Cuyahoga County, OH, (Cleveland Clinic Health System), 6.00%, 1/1/17	2,747,250
2,500	Henderson, NV, Health Care Facilities, (Catholic Healthcare West), 5.00%, 7/1/13	2,564,700
1,205	Highlands County, FL, Health Facilities Authority, (Adventist Bolingbrook), 5.00%, 11/15/16	1,222,858
1,860	Highlands County, FL, Health Facilities Authority, (Adventist Bolingbrook), 5.125%, 11/15/20	1,825,590
2,835	Highlands County, FL, Health Facilities Authority, (Adventist Bolingbrook), 5.125%, 11/15/22	2,686,956
2,760	Kent, MI, Hospital Finance Authority, (Spectrum Health), 5.50% to 1/15/15 (Put Date), 1/15/47	2,816,580
1,000	Lexington County, SC, (Health Services, Inc.), 5.00%, 11/1/15	1,021,490
5,260	Massachusetts Health and Educational Facilities Authority, (Caregroup, Inc.), 5.375%, 7/1/21	4,858,978
7,470	Michigan Hospital Finance Authority, (Ascension Health Care), 5.00% to 11/1/12 (Put Date), 11/1/27(3)	7,858,266
1,000	Michigan Hospital Finance Authority, (Memorial Healthcare Center), 5.875%, 11/15/21	896,970
2,000	Michigan Hospital Finance Authority, (Oakwood Obligations Group), 5.00%, 7/15/12	2,003,220
1,750	Michigan Hospital Finance Authority, (Oakwood Obligations Group), 5.00%, 7/15/13	1,747,060
2,085	New York Dormitory Authority, (NYU Hospital Center), 5.25%, 7/1/24	1,481,455
1,740	Saginaw, MI, Hospital Finance Authority, 5.125%, 7/1/22	1,611,779
2,000	South Carolina Jobs Economic Development Authority, (Palmetto Health Alliance), 6.00%, 8/1/12	2,032,140
6,785	South Miami, FL, Health Facilities Authority, (Baptist Health), 5.00%, 8/15/15	6,964,328
1,000	Sullivan County, TN, Health Educational and Housing Facilities Board, (Wellmont Health System), 5.00%, 9/1/19	722,010
1,000	University of Kansas Hospital Authority, 5.00%, 9/1/16	1,060,440
250	University of Kansas Hospital Authority, 5.00%, 9/1/17	262,542

		$53,258,078

Housing — 0.5%

$2,500	California Housing Finance Agency, (AMT), 4.75%, 8/1/21	$2,250,600
600	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	445,872
640	Sandoval County, NM, Multifamily, 6.00%, 5/1/32(2)	450,567
95	Texas Student Housing Corp., (University of North Texas), 3.281%, 7/1/49(4)	80,974

		$3,228,013

Industrial Development Revenue — 9.0%

$400	Austin, TX, (Cargoport Development LLC), (AMT), 8.30%, 10/1/21	$360,604
1,500	Dallas-Fort Worth, TX, International Airport Facilities Improvements Corp., (AMT), 9.00%, 5/1/29	782,685
3,000	De Soto Parish, LA, (International Paper Co.), (AMT), 5.00%, 11/1/18	2,022,510
860	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	387,568
1,905	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	910,933

See notes to financial statements

14

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$4,400	Gilliam County, OR, Solid Waste Revenue, 4.15% to 5/1/09 (Put Date), 8/1/25	$4,392,036
2,000	Gulf Coast, TX, Waste Disposal Authority, (Waste Management), (AMT), 4.55%, 4/1/12	1,880,080
1,630	Houston, TX, Industrial Development Corp., (AMT), 6.375%, 1/1/23	1,270,259
9,990	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	8,523,468
1,000	Massachusetts Development Finance Agency, (Waste Management, Inc.), (AMT), 6.90% to 12/1/09 (Put Date), 12/1/29	1,004,220
1,000	Michigan Strategic Fund, (Waste Management, Inc.), (AMT), 4.50%, 12/1/13	908,320
5,650	Mission, TX, Economic Development Corp., (Allied Waste Industries), (AMT), 5.20%, 4/1/18	4,909,228
1,430	Mississippi Business Finance Corp., (Air Cargo), (AMT), 7.25%, 7/1/34	1,070,927
1,440	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/19	965,880
3,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. – JFK International Airport), (AMT), 7.50%, 8/1/16	2,373,300
2,750	New York, NY, Industrial Development Agency, (Terminal One Group), (AMT), 5.50%, 1/1/14	2,624,270
5,000	New York, NY, Industrial Development Agency, (Terminal One Group), (AMT), 5.50%, 1/1/15	4,702,200
1,850	Ohio Water Development Authority, Solid Waste Disposal, (Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	1,651,606
10,175	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	7,127,994
2,825	Toledo-Lucas County, OH, Port Authority, (Cargill, Inc.), 4.50%, 12/1/15	2,910,965
7,605	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	4,614,334

		$55,393,387

Insured-Education — 1.2%

$2,025	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/21	$1,934,948
5,150	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/22	5,213,397
500	Southern Illinois University, Housing and Auxiliary Facilities, (NPFG), 0.00%, 4/1/17	355,845

		$7,504,190

Insured-Electric Utilities — 4.1%

$5,435	California Pollution Control Financing Authority, (Pacific Gas and Electric), (FGIC), 4.75%, 12/1/23	$4,485,940
750	California Pollution Control Financing Authority, (Pacific Gas and Electric), (NPFG), (AMT), 5.35%, 12/1/16	727,530
8,000	Hillsborough County, FL, Industrial Development Authority, Pollution Control Revenue, (Tampa Electric Co.), (AMBAC), 5.00% to 3/15/12 (Put Date), 12/1/34	8,048,880
3,000	Illinois Municipal Electric Agency Power Supply, (FGIC), (NPFG), 5.25%, 2/1/16	3,292,020
4,225	Long Island Power Authority, NY, (FGIC), (NPFG), 5.00%, 12/1/19	4,252,294
3,465	New Hampshire Business Finance Authority Pollution Control, (Public Service of New Hampshire), (NPFG), (AMT), 4.75%, 5/1/21	2,868,777
400	Piedmont, SC, Municipal Power Agency, (NPFG), 5.00%, 1/1/15	401,872
1,000	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	957,390

		$25,034,703

Insured-Escrowed / Prerefunded — 2.6%

$425	Metropolitan Transportation Authority, NY, Commuter Facilities, (AMBAC), Escrowed to Maturity, 5.00%, 7/1/20	$428,770
1,000	Metropolitan Transportation Authority, NY, Transit Facilities, (FGIC), Prerefunded to 10/1/15, 4.50%, 4/1/18	1,142,500
3,000	Montgomery, AL, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (NPFG), Prerefunded to 11/15/14, 5.00%, 11/15/17	3,432,150
2,000	Montgomery, AL, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (NPFG), Prerefunded to 11/15/14, 5.00%, 11/15/18	2,288,100
1,000	Montgomery, AL, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (NPFG), Prerefunded to 11/15/14, 5.00%, 11/15/22	1,144,050
5,000	Montgomery, AL, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (NPFG), Prerefunded to 11/15/14, 5.00%, 11/15/24	5,720,250
1,400	Springfield, OH, City School District, Clark County, (FGIC), Prerefunded to 12/1/11, 5.00%, 12/1/17	1,570,310

		$15,726,130

See notes to financial statements

15

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 7.9%

$8,000	Boston, MA, (NPFG), 0.125%, 3/1/22	$4,459,440
500	Hillsborough Township, NJ, School District, (FSA), 5.375%, 10/1/18	582,775
5,000	Jackson Township, NJ, School District, (Baptist Healthcare Systems), (NPFG), 5.25%, 6/15/23	5,609,600
1,055	Linn County, OR, Community School District No. 9, (Lebanon), (FGIC), (NPFG), 5.25%, 6/15/21	1,201,350
625	Linn County, OR, Community School District No. 9, (Lebanon), (FGIC), (NPFG), 5.25%, 6/15/22	704,300
10,000	Miami, FL, (Homeland Defense), (NPFG), 5.00%, 1/1/19	10,517,200
5,580	New Orleans, LA, (NPFG), 5.25%, 12/1/15	5,494,961
3,440	Philadelphia, PA, (AGC), 5.25%, 7/15/15	3,758,922
5,000	Puerto Rico, (AGC), 5.00%, 7/1/16	5,032,850
2,150	Springfield, OH, City School District, Clark County, (AMBAC), 4.30%, 12/1/14	2,264,186
1,000	St. Louis, MO, Board of Education, (FSA), 0.00%, 4/1/16	792,120
10,000	Washington, (AMBAC), 0.00%, 12/1/22	5,252,000
4,275	West Virginia, (FGIC), (NPFG), 0.00%, 11/1/21	2,432,988

		$48,102,692

Insured-Hospital — 1.7%

$1,000	Harris County, TX, Hospital District, (NPFG), 5.00%, 2/15/11	$1,044,300
1,000	Harris County, TX, Hospital District, (NPFG), 5.00%, 2/15/12	1,056,900
1,000	Harris County, TX, Hospital District, (NPFG), 5.00%, 2/15/13	1,059,640
500	Harris County, TX, Hospital District, (NPFG), 5.00%, 2/15/14	526,685
3,555	Waco, TX, Health Facilities Development Corp., (Hillcrest Health System), (NPFG), 5.00%, 8/1/19	3,452,829
3,745	Waco, TX, Health Facilities Development Corp., (Hillcrest Health System), (NPFG), 5.00%, 8/1/20	3,446,561

		$10,586,915

Insured-Lease Revenue / Certificates of Participation — 0.7%

$2,000	New York Dormitory Authority, (SUNY), (XLCA), 5.25% to 7/1/13 (Put Date), 7/1/32	$2,110,300
2,100	Texas Public Finance Authority, (NPFG), 0.00%, 2/1/12	1,942,143

		$4,052,443

Insured-Other Revenue — 2.9%

$10,285	Citizens Property Insurance Corp., FL, (Senior Secured High Risk Account), (NPFG), 5.00%, 3/1/13	$10,399,267
4,905	Louisiana Citizens Property, (AMBAC), 5.00%, 6/1/22	4,386,247
1,000	Louisiana Public Facility Authority, (Roman Catholic Church of New Orleans), (CIFG), 5.00%, 7/1/19	940,210
1,000	Missouri Development Finance Board Cultural Facility, (Nelson Gallery Foundation), (NPFG), 5.25%, 12/1/14	1,074,390
1,250	New York, NY, Industrial Development Agency, (Queens Baseball Stadium Project), (AMBAC), 5.00%, 1/1/23	1,132,875

		$17,932,989

Insured-Pooled Loans — 2.8%

$5,000	Louisiana Public Facility Authority, (Hurricane Recovery), (AMBAC), 5.00%, 6/1/19	$5,017,300
14,205	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.60%, 1/1/22	12,151,241

		$17,168,541

Insured-Special Tax Revenue — 5.6%

$3,000	Arlington, TX, (Dallas Cowboys), (NPFG), 5.00%, 8/15/34	$3,019,830
7,020	Denver, CO, Convention Center, (XLCA), 5.25%, 12/1/22	5,563,350
1,000	Denver, CO, Convention Center, (XLCA), 5.25%, 12/1/23	782,700
10,000	Garden State Preservation Trust, NJ, Open Space and Farmland, (FSA), 5.25%, 11/1/20	11,383,400
2,770	Julington Creek Plantation, FL, Community Development District, (NPFG), 4.75%, 5/1/19	2,491,283
4,920	Massachusetts Special Obligations, (FGIC), (NPFG), 5.50%, 1/1/29	5,008,855
5,000	Massachusetts Special Obligations, (FSA), 5.50%, 6/1/21	5,845,600

		$34,095,018

Insured-Transportation — 7.0%

$2,295	Chicago, IL, O’Hare International Airport, (NPFG), (AMT), 5.75%, 1/1/17	$2,289,102
1,000	Denver, CO, City and County Airport, (FSA), (AMT), 5.00%, 11/15/11	1,027,350
1,000	Houston, TX, Airport System, (FGIC), (NPFG), (AMT), 5.50%, 7/1/12	1,034,150
1,045	Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), (AGC), 5.25%, 7/15/21	1,138,851

See notes to financial statements

16

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$1,000	Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), (AGC), 5.25%, 7/15/25	$1,049,770
2,000	Kenton County, KY, Airport, (Cincinnati/Northern Kentucky), (NPFG), (AMT), 5.625%, 3/1/13	2,056,640
2,500	Massachusetts Port Authority, (Delta Airlines), (AMBAC), (AMT), 5.50%, 1/1/15	1,765,125
8,125	Miami-Dade County, FL, Aviation, (NPFG), (AMT), 5.25%, 10/1/15	7,987,850
1,000	Miami-Dade County, FL, Aviation, (Miami International Airport), (FGIC), (NPFG), (AMT), 5.50%, 10/1/13	1,014,500
2,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), (NPFG), (AMT), 5.25%, 1/1/11	2,011,120
1,430	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (FGIC), (NPFG), (AMT), 6.00%, 1/1/11	1,472,886
5,000	New Jersey Transportation Trust Fund Authority, (FGIC), (NPFG), 5.50%, 12/15/20(5)	5,367,800
1,040	New Orleans, LA, Aviation Board Revenue, (AGC), 6.00%, 1/1/23	1,053,666
1,000	Ohio Turnpike Commission, (FGIC), (NPFG), 5.50%, 2/15/18	1,142,190
1,000	Port Seattle, WA, (NPFG), (AMT), 6.00%, 2/1/11	1,039,460
9,285	St. Louis, MO, Lambert-St. Louis International Airport, (FSA), 5.00%, 7/1/20	9,447,580
2,000	Wayne Charter County, MI, Metropolitan Airport, (FGIC), (NPFG), (AMT), 5.50%, 12/1/15	2,012,020

		$42,910,060

Insured-Water and Sewer — 1.0%

$3,125	Kansas City, MO, Water Revenue, (BHAC), 5.00%, 12/1/23	$3,324,844
2,425	Sunrise, FL, Utilities Systems, (AMBAC), 5.50%, 10/1/18	2,592,422

		$5,917,266

Lease Revenue / Certificates of Participation — 2.4%

$5,265	Charleston, SC, Educational Excellence Finance Corp., (Charleston County School District Project), 5.00%, 12/1/20	$5,380,672
2,240	Lexington County, SC, One School Facilities Corp., 5.00%, 12/1/20	2,269,031
1,945	Lexington County, SC, One School Facilities Corp., 5.00%, 12/1/22	1,934,205
3,385	New Jersey Economic Development Authority, (School Facilities Construction), 5.50%, 9/1/19	3,704,307
1,755	Newberry, SC, (Newberry County School District Project), 5.25%, 12/1/24	1,580,307

		$14,868,522

Nursing Home — 0.3%

$2,565	Connecticut State Development Authority, (Alzheimers Resource Center), 5.20%, 8/15/17	$2,015,449

		$2,015,449

Other Revenue — 3.8%

$1,000	Arizona Health Facilities Authority, (Blood Systems, Inc.), 5.00%, 4/1/21	$955,650
890	Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20(2)	722,511
4,490	Buckeye, OH, Tobacco Settlement Financing Authority, 5.125%, 6/1/24	3,217,130
1,220	Central Falls, RI, Detention Facility, 7.25%, 7/15/35	830,588
400	Mohegan Tribe, CT, Gaming Authority, 5.375%, 1/1/11(2)	340,404
4,500	Non-Profit Preferred Funding Trust, Various States, 4.47%, 9/15/37(2)	2,862,090
5,130	Northern Tobacco Securitization Corp., AK, 4.625%, 6/1/23	4,210,396
195	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	176,120
700	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	579,054
5,250	Seminole Tribe of Florida, 5.75%, 10/1/22(2)	4,042,343
1,700	Silicon Valley Tobacco Securitization Authority, CA, 0.00%, 6/1/36	108,766
4,580	Tennessee Energy Acquisition Corp., 5.25%, 9/1/17	3,691,617
1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/11(2)	1,279,868
265	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	256,411

		$23,272,948

Pooled Loans — 0.5%

$1,120	Idaho Board Bank Authority, 5.00%, 9/15/21	$1,201,144
1,300	Ohio Economic Development, (Ohio Enterprise Bond Fund), (AMT), 4.60%, 6/1/20	1,353,508
790	Ohio Economic Development, (Ohio Enterprise Bond Fund), (AMT), 5.25%, 12/1/15	817,895

		$3,372,547

See notes to financial statements

17

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 1.0%

$1,105	Arizona Health Facilities Authority, (Care Institute, Inc. – Mesa), 7.625%, 1/1/49(6)	$742,472
1,000	California Statewide Communities Development Authority, (Senior Living-Presbyterian Homes), 4.50%, 11/15/16	876,260
500	Kansas City, MO, Industrial Development Revenue, (Kingswood Manor), 5.80%, 11/15/17	400,855
200	Maryland Health and Higher Educational Facilities Authority, (Edenwald), 4.85%, 1/1/13	185,922
1,350	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	1,033,884
1,150	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.50%, 11/15/22	785,301
640	Massachusetts Development Finance Agency, (Volunteers of America), 5.00%, 11/1/17	512,614
750	New Jersey Economic Development Authority, (Seabrook Village, Inc.), 5.00%, 11/15/12	707,805
495	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42	276,794
460	St. Joseph County, IN, Holy Cross Village, 5.55%, 5/15/19	361,638

		$5,883,545

Solid Waste — 1.0%

$4,000	Massachusetts Industrial Finance Agency, (Ogden Haverhill), (AMT), 5.50%, 12/1/13	$3,632,680
3,000	Niagara County, NY, Industrial Development Agency, (American Ref-Fuel Co., LLC), (AMT), 5.55% to 11/15/13 (Put Date), 11/15/24	2,775,270

		$6,407,950

Special Tax Revenue — 3.1%

$895	Arbor Greene, FL, Community Development District, 5.00%, 5/1/19	$778,453
250	Black Hawk, CO, Device Tax, 5.00%, 12/1/18	213,468
1,154	Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	751,900
265	Concorde Estates, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/11	140,930
245	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	226,823
2,000	Detroit, MI, Downtown Development Authority Tax Increment, 0.00%, 7/1/21	936,600
530	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	366,930
1,955	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	1,229,108
685	FishHawk, FL, Community Development District II, 5.125%, 11/1/09	548,891
250	Frederick County, MD, Urbana Community Development Authority, 6.625%, 7/1/25	189,810
45	Longleaf, FL, Community Development District, 6.20%, 5/1/09	43,839
3,750	Mahoning County, OH, (Sales Tax), 5.00%, 12/1/10	3,789,637
2,000	Mahoning County, OH, (Sales Tax), 5.60%, 12/1/11	2,065,480
3,000	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/16	2,734,110
1,130	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	469,357
840	North Springs, FL, Improvement District, (Heron Bay North Assessment Area), 5.00%, 5/1/14	684,835
375	Park Meadows, CO, Business Improvement District, 5.00%, 12/1/17	297,660
1,335	Poinciana West, FL, West Community Development District, 5.875%, 5/1/22	1,039,725
1,390	Sterling Hill, FL, Community Development District, (Capital Improvements), 5.10%, 5/1/11	724,037
350	Sterling Hill, FL, Community Development District, (Capital Improvements), 5.50%, 11/1/10	304,997
2,960	Tison’s Landing, FL, Community Development District, (Capital Improvements), 5.00%, 11/1/11(7)	1,087,119
125	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.00%, 5/1/09	125,080

		$18,748,789

Transportation — 8.1%

$1,140	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	$722,646
3,510	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	1,995,610
3,000	Georgia State Road and Tollway Authority, (Federal Highway Grant Anticipation Revenue Bonds), 5.00%, 6/1/21	3,181,710
7,700	Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), 4.75%, 7/15/19	8,137,437
2,500	Louisiana Offshore Terminal Authority, Deepwater Port Revenue, (Loop, LLC), 5.25%, 9/1/15	2,577,875
10,000	Maryland Transportation Authority, 5.00%, 3/1/18	11,363,600
5,000	Metropolitan Airport Authority System, DC, (AMT), 5.50%, 10/1/19	5,062,700
5,000	New Jersey Transportation Trust Fund Authority, 5.25%, 12/15/21	5,228,300

See notes to financial statements

18

Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation (continued)

$1,000	Port Authority of New York and New Jersey, 5.375%, 3/1/28	$1,045,240
10,000	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	10,016,000

		$49,331,118

Water and Sewer — 4.3%

$5,000	Fairfax County, VA, Water Authority, 5.00%, 4/1/18(8)	$5,684,850
3,000	Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/25	3,255,480
10,000	Virginia State Resources Authority, Clean Water Revenue, (Revolving Fund), 5.00%, 10/1/19	11,244,800
5,000	Virginia State Resources Authority, Clean Water Revenue, (Revolving Fund), 5.50%, 10/1/19	5,941,100

		$26,126,230

Total Tax-Exempt Investments — 99.5%
(identified cost $642,752,245)		$608,886,715

Other Assets, Less Liabilities — 0.5%		$3,005,799

Net Assets — 100.0%		$611,892,514

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

SUNY - State University of New York

XLCA - XL Capital Assurance, Inc.

At March 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Florida	11.5%
Others, representing less than 10% individually	88.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 37.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.2% to 19.1% of total investments.

(1)	When-issued security.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate value of these securities is $9,995,106 or 1.6% of the Fund’s net assets.

(3)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1I).

(4)	Security is in default and making only partial interest payments.

(5)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(6)	Security is in default with respect to scheduled principal payments.

(7)	Defaulted bond.

(8)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

19

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

	AMT-Free	National
As of March 31, 2009	Limited Fund	Limited Fund

Assets

Investments —
Identified cost	$58,718,898	$642,752,245
Unrealized appreciation (depreciation)	884,685	(33,865,530)

Investments, at value	$59,603,583	$608,886,715

Cash	$1,539,440	$2,957,180
Interest receivable	806,621	8,809,063
Receivable for investments sold	55,000	323,243
Receivable for Fund shares sold	84,989	1,499,218

Total assets	$62,089,633	$622,475,419

Liabilities

Payable for floating rate notes issued	$—	$4,980,000
Payable for when-issued securities	—	2,000,000
Payable for variation margin on open financial futures contracts	30,000	494,937
Payable for Fund shares redeemed	982,756	1,494,108
Distributions payable	91,218	1,041,138
Payable to affiliates:
Investment adviser fee	22,289	192,148
Distribution and service fees	15,292	149,126
Interest expense and fees payable	—	41,786
Accrued expenses	55,170	189,662

Total liabilities	$1,196,725	$10,582,905

Net Assets	$60,892,908	$611,892,514

Sources of Net Assets

Paid-in capital	$62,758,934	$682,368,424
Accumulated net realized loss	(2,576,228)	(34,638,923)
Accumulated distributions in excess of net investment income	(91,218)	(123,804)
Net unrealized appreciation (depreciation)	801,420	(35,713,183)

Net Assets	$60,892,908	$611,892,514

Class A Shares

Net Assets	$49,188,156	$500,869,484
Shares Outstanding	5,194,054	54,464,850
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.47	$9.20
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.69	$9.41

Class B Shares

Net Assets	$962,069	$6,130,103
Shares Outstanding	101,537	666,236
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.48	$9.20

Class C Shares

Net Assets	$10,742,683	$104,892,927
Shares Outstanding	1,200,721	12,159,477
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.95	$8.63

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

20

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

	AMT-Free	National
For the Year Ended March 31, 2009	Limited Fund	Limited Fund

Investment Income

Interest	$2,004,915	$30,746,806

Total investment income	$2,004,915	$30,746,806

Expenses

Investment adviser fee	$192,321	$2,741,473
Distribution and service fees
Class A	51,435	787,616
Class B	9,689	50,795
Class C	79,257	925,269
Trustees’ fees and expenses	2,300	22,676
Custodian fee	40,745	288,472
Transfer and dividend disbursing agent fees	17,736	285,786
Legal and accounting services	38,378	64,336
Printing and postage	6,968	54,108
Registration fees	49,502	64,172
Interest expense and fees	—	127,433
Miscellaneous	19,087	71,611

Total expenses	$507,418	$5,483,747

Deduct —
Reduction of custodian fee	$10,019	$34,864

Total expense reductions	$10,019	$34,864

Net expenses	$497,399	$5,448,883

Net investment income	$1,507,516	$25,297,923

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(901,727)	$(2,621,951)
Financial futures contracts	(690,325)	(19,133,804)

Net realized loss	$(1,592,052)	$(21,755,755)

Change in unrealized appreciation (depreciation) —
Investments	$712,609	$(30,727,754)
Financial futures contracts	86,563	2,347,966

Net change in unrealized appreciation (depreciation)	$799,172	$(28,379,788)

Net realized and unrealized loss	$(792,880)	$(50,135,543)

Net increase (decrease) in net assets from operations	$714,636	$(24,837,620)

See notes to financial statements

21

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	AMT-Free	National
For the Year Ended March 31, 2009	Limited Fund	Limited Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$1,507,516	$25,297,923
Net realized loss from investment transactions and financial futures contracts	(1,592,052)	(21,755,755)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	799,172	(28,379,788)

Net increase (decrease) in net assets from operations	$714,636	$(24,837,620)

Distributions to shareholders —
From net investment income
Class A	$(1,371,482)	$(21,507,938)
Class B	(34,887)	(187,841)
Class C	(285,120)	(3,418,273)

Total distributions to shareholders	$(1,691,489)	$(25,114,052)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$27,826,205	$281,851,976
Class B	760,465	4,974,478
Class C	4,902,322	52,306,181
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	806,358	13,822,720
Class B	19,831	95,728
Class C	139,227	1,505,087
Cost of shares redeemed
Class A	(8,637,957)	(297,658,446)
Class B	(461,799)	(1,528,941)
Class C	(2,560,043)	(42,078,655)
Net asset value of shares exchanged
Class A	583,287	3,559,715
Class B	(583,287)	(3,559,715)

Net increase in net assets from Fund share transactions	$22,794,609	$13,290,128

Net increase (decrease) in net assets	$21,817,756	$(36,661,544)

Net Assets

At beginning of year	$39,075,152	$648,554,058

At end of year	$60,892,908	$611,892,514

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(91,218)	$(123,804)

See notes to financial statements

22

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	AMT-Free	National
For the Year Ended March 31, 2008	Limited Fund	Limited Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$1,530,141	$21,414,871
Net realized gain (loss) from investment transactions and financial futures contracts	282,847	(8,806,427)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(1,853,322)	(18,794,940)

Net decrease in net assets from operations	$(40,334)	$(6,186,496)

Distributions to shareholders —
From net investment income
Class A	$(1,228,918)	$(18,398,082)
Class B	(52,383)	(256,350)
Class C	(280,187)	(2,773,571)

Total distributions to shareholders	$(1,561,488)	$(21,428,003)

Proceeds from sale of shares
Class A	$3,761,337	$420,803,160
Class B	893,268	3,585,732
Class C	1,565,531	55,236,420
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	646,118	12,533,194
Class B	32,577	161,203
Class C	112,680	1,207,554
Cost of shares redeemed
Class A	(9,025,554)	(242,096,051)
Class B	(691,604)	(2,477,864)
Class C	(2,429,504)	(32,641,360)
Net asset value of shares exchanged
Class A	1,680,610	5,802,569
Class B	(1,680,610)	(5,802,569)

Net increase (decrease) in net assets from Fund share transactions	$(5,135,151)	$216,311,988

Net increase (decrease) in net assets	$(6,736,973)	$188,697,489

Net Assets

At beginning of year	$45,812,125	$459,856,569

At end of year	$39,075,152	$648,554,058

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$21,830	$(432,979)

See notes to financial statements

23

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	AMT-Free Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.890	$10.280	$10.230	$10.230	$10.500

Income (Loss) From Operations

Net investment income(1)	$0.343	$0.388	$0.394	$0.385	$0.387
Net realized and unrealized gain (loss)	(0.377)	(0.382)	0.041	(0.005)	(0.277)

Total income (loss) from operations	$(0.034)	$0.006	$0.435	$0.380	$0.110

Less Distributions

From net investment income	$(0.386)	$(0.396)	$(0.385)	$(0.380)	$(0.380)

Total distributions	$(0.386)	$(0.396)	$(0.385)	$(0.380)	$(0.380)

Net asset value — End of year	$9.470	$9.890	$10.280	$10.230	$10.230

Total Return(2)	(0.33)%	0.05%	4.32%	3.76%	1.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$49,188	$29,297	$33,440	$36,064	$44,720
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.98%	0.92%	0.89%	0.85%	0.82	%(3)
Expenses after custodian fee reduction	0.95%	0.90%	0.87%	0.84%	0.81	%(3)
Net investment income	3.58%	3.83%	3.83%	3.74%	3.74%
Portfolio Turnover of the Portfolio	—	—	—	—	8	%(4)
Portfolio Turnover of the Fund	78%	36%	18%	23%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

24

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	AMT-Free Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.890	$10.280	$10.230	$10.230	$10.500

Income (Loss) From Operations

Net investment income(1)	$0.272	$0.314	$0.317	$0.307	$0.310
Net realized and unrealized gain (loss)	(0.371)	(0.385)	0.040	(0.007)	(0.280)

Total income (loss) from operations	$(0.099)	$(0.071)	$0.357	$0.300	$0.030

Less Distributions

From net investment income	$(0.311)	$(0.319)	$(0.307)	$(0.300)	$(0.300)

Total distributions	$(0.311)	$(0.319)	$(0.307)	$(0.300)	$(0.300)

Net asset value — End of year	$9.480	$9.890	$10.280	$10.230	$10.230

Total Return(2)	(1.10)%	(0.71)%	3.54%	2.96%	0.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$962	$1,256	$2,760	$5,925	$8,361
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.73%	1.67%	1.64%	1.60%	1.57	%(3)
Expenses after custodian fee reduction	1.71%	1.65%	1.62%	1.59%	1.56	%(3)
Net investment income	2.82%	3.09%	3.08%	2.98%	3.00%
Portfolio Turnover of the Portfolio	—	—	—	—	8	%(4)
Portfolio Turnover of the Fund	78%	36%	18%	23%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

25

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	AMT-Free Limited Fund — Class C

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.340	$9.700	$9.660	$9.650	$9.910

Income (Loss) From Operations

Net investment income(1)	$0.256	$0.295	$0.299	$0.291	$0.293
Net realized and unrealized gain (loss)	(0.352)	(0.354)	0.031	0.004	(0.268)

Total income (loss) from operations	$(0.096)	$(0.059)	$0.330	$0.295	$0.025

Less Distributions

From net investment income	$(0.294)	$(0.301)	$(0.290)	$(0.285)	$(0.285)

Total distributions	$(0.294)	$(0.301)	$(0.290)	$(0.285)	$(0.285)

Net asset value — End of year	$8.950	$9.340	$9.700	$9.660	$9.650

Total Return(2)	(1.02)%	(0.63)%	3.46%	3.07%	0.19	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$10,743	$8,522	$9,612	$13,466	$17,467
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.74%	1.67%	1.64%	1.60%	1.57	%(4)
Expenses after custodian fee reduction	1.71%	1.65%	1.62%	1.59%	1.56	%(4)
Net investment income	2.82%	3.08%	3.09%	2.99%	3.00%
Portfolio Turnover of the Portfolio	—	—	—	—	8	%(5)
Portfolio Turnover of the Fund	78%	36%	18%	23%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

26

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	National Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.930	$10.420	$10.290	$10.210	$10.400

Income (Loss) From Operations

Net investment income(1)	$0.394	$0.392	$0.410	$0.411	$0.422
Net realized and unrealized gain (loss)	(0.733)	(0.488)	0.134	0.078	(0.187)

Total income (loss) from operations	$(0.339)	$(0.096)	$0.544	$0.489	$0.235

Less Distributions

From net investment income	$(0.391)	$(0.394)	$(0.414)	$(0.409)	$(0.425)

Total distributions	$(0.391)	$(0.394)	$(0.414)	$(0.409)	$(0.425)

Net asset value — End of year	$9.200	$9.930	$10.420	$10.290	$10.210

Total Return(2)	(3.50)%	(0.94)%	5.38%	4.88%	2.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$500,869	$541,176	$367,010	$180,401	$152,111
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	0.71%	0.78%	0.79%	0.80	%†(3)
Interest and fee expense(4)	0.02%	0.05%	0.10%	—	—
Total expenses before custodian fee reduction	0.74%	0.76%	0.88%	0.79%	0.80	%†(3)
Expenses after custodian fee reduction excluding interest and fees	0.71%	0.70%	0.76%	0.78%	0.79	%†(3)
Net investment income	4.12%	3.84%	3.95%	3.99%	4.09%
Portfolio Turnover of the Portfolio	—	—	—	—	14	%(5)
Portfolio Turnover of the Fund	33%	39%	38%	48%	19%

†	The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

27

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	National Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.940	$10.420	$10.290	$10.220	$10.410

Income (Loss) From Operations

Net investment income(1)	$0.322	$0.318	$0.340	$0.335	$0.346
Net realized and unrealized gain (loss)	(0.745)	(0.482)	0.127	0.068	(0.191)

Total income (loss) from operations	$(0.423)	$(0.164)	$0.467	$0.403	$0.155

Less Distributions

From net investment income	$(0.317)	$(0.316)	$(0.337)	$(0.333)	$(0.345)

Total distributions	$(0.317)	$(0.316)	$(0.337)	$(0.333)	$(0.345)

Net asset value — End of year	$9.200	$9.940	$10.420	$10.290	$10.220

Total Return(2)	(4.34)%	(1.59)%	4.60%	3.99%	1.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,130	$6,512	$11,435	$20,610	$27,157
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.46%	1.53%	1.54%	1.55	%†(3)
Interest and fee expense(4)	0.02%	0.05%	0.10%	—	—
Total expenses before custodian fee reduction	1.49%	1.51%	1.63%	1.54%	1.55	%†(3)
Expenses after custodian fee reduction excluding interest and fees	1.46%	1.45%	1.51%	1.53%	1.54	%†(3)
Net investment income	3.37%	3.11%	3.27%	3.25%	3.36%
Portfolio Turnover of the Portfolio	—	—	—	—	14	%(5)
Portfolio Turnover of the Fund	33%	39%	38%	48%	19%

†	The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

28

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	National Limited Fund — Class C

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.310	$9.770	$9.640	$9.580	$9.750

Income (Loss) From Operations

Net investment income(1)	$0.302	$0.297	$0.316	$0.313	$0.324
Net realized and unrealized gain (loss)	(0.685)	(0.461)	0.130	0.059	(0.171)

Total income (loss) from operations	$(0.383)	$(0.164)	$0.446	$0.372	$0.153

Less Distributions

From net investment income	$(0.297)	$(0.296)	$(0.315)	$(0.312)	$(0.323)

Total distributions	$(0.297)	$(0.296)	$(0.315)	$(0.312)	$(0.323)

Net asset value — End of year	$8.630	$9.310	$9.770	$9.640	$9.580

Total Return(2)	(4.20)%	(1.70)%	4.68%	3.93%	1.51	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$104,893	$100,866	$81,411	$77,379	$77,325
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.46%	1.53%	1.54%	1.55	%†(4)
Interest and fee expense(5)	0.02%	0.05%	0.10%	—	—
Total expenses before custodian fee reduction	1.49%	1.51%	1.63%	1.54%	1.55	%†(4)
Expenses after custodian fee reduction excluding interest and fees	1.46%	1.45%	1.51%	1.53%	1.54	%†(4)
Net investment income	3.38%	3.10%	3.24%	3.25%	3.35%
Portfolio Turnover of the Portfolio	—	—	—	—	14	%(6)
Portfolio Turnover of the Fund	33%	39%	38%	48%	19%

†	The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects a decrease of 0.07% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

29

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of eight Funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance AMT-Free Limited Maturity Municipals Fund (AMT-Free Limited Fund) and Eaton Vance National Limited Maturity Municipals Fund (National Limited Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide a high level of current income exempt from regular federal income tax and limited principal fluctuation. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. For National Limited Fund, the portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to

30

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

AMT-Free Limited	$175,227	March 31, 2011
	995,128	March 31, 2013
	25,590	March 31, 2015
	647,289	March 31, 2017
National Limited	1,047,498	March 31, 2011
	779,785	March 31, 2012
	1,412,625	March 31, 2013
	721,882	March 31, 2015
	6,352,310	March 31, 2016
	10,299,983	March 31, 2017

Additionally, at March 31, 2009, the AMT-Free Limited Fund and National Limited Fund had net capital losses of $824,521 and $16,204,771, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending March 31, 2010.

As of March 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to

31

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2009, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

Collateral for
	Floating Rate		Floating Rate
	Notes		Notes
Fund	Outstanding	Interest Rate	Outstanding

National Limited	$4,980,000	0.59%	$7,858,266

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of March 31, 2009.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2   Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be

32

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended March 31, 2009 and March 31, 2008 was as follows:

	AMT-Free	National
Year Ended March 31, 2009	Limited Fund	Limited Fund

Distributions declared from:
Tax-exempt income	$1,605,571	$25,086,973
Ordinary income	$85,918	$27,079

	AMT-Free	National
Year Ended March 31, 2008	Limited Fund	Limited Fund

Distributions declared from:
Tax-exempt income	$1,540,593	$21,395,609
Ordinary income	$20,895	$32,394

During the year ended March 31, 2009, the following amounts were reclassified due to the tax treatment of distributions in excess of net tax-exempt income and differences between book and tax accounting, primarily for accretion of market discount:

	AMT-Free	National
	Limited Fund	Limited Fund

Increase (decrease):
Paid-in capital	$(70,072)	$—
Accumulated net realized loss	$(853)	$(125,304)
Accumulated undistributed net investment income	$70,925	$125,304

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of March 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	AMT-Free	National
	Limited Fund	Limited Fund

Undistributed tax-exempt income	$–	$917,334
Capital loss carryforward and post October losses	$(2,667,755)	$(36,818,854)
Net unrealized appreciation (depreciation)	$892,947	$(33,533,252)
Other temporary differences	$(91,218)	$(1,041,138)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and inverse floaters.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275%	2.75%

On average daily net assets of $1 billion or more, the rates are further reduced.

For the year ended March 31, 2009, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate

AMT-Free Limited	$192,321	0.43%
National Limited	2,741,473	0.43

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended March 31, 2009 were as follows:

	EVM’s Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges

AMT-Free Limited	$868	$3,455
National Limited	13,968	25,842

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2009,

33

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4   Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2009 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

AMT-Free Limited	$51,435
National Limited	787,616

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended March 31, 2009, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees

AMT-Free Limited	$8,074	$66,048
National Limited	42,329	771,058

At March 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

AMT-Free Limited	$1,022,000	$9,955,000
National Limited	1,467,000	17,412,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended March 31, 2009 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees

AMT-Free Limited	$1,615	$13,209
National Limited	8,466	154,211

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended March 31, 2009, the Funds were

34

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C

AMT-Free Limited	$300	$8,000	$400
National Limited	100,000	14,000	27,000

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended March 31, 2009 were as follows:

Fund	Purchases	Sales

AMT-Free Limited	$54,878,187	$33,583,133
National Limited	209,997,126	202,861,010

7   Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

AMT-Free Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	2,992,848	370,678
Issued to shareholders electing to receive payments of distributions in Fund shares	84,122	63,755
Redemptions	(907,639)	(890,150)
Exchange from Class B shares	61,223	165,022

Net increase (decrease)	2,230,554	(290,695)

	Year Ended March 31,
Class B	2009	2008

Sales	81,336	88,494
Issued to shareholders electing to receive payments of distributions in Fund shares	2,052	3,208
Redemptions	(47,714)	(68,308)
Exchange to Class A shares	(61,183)	(164,923)

Net decrease	(25,509)	(141,529)

	Year Ended March 31,
Class C	2009	2008

Sales	559,392	163,733
Issued to shareholders electing to receive payments of distributions in Fund shares	15,366	11,775
Redemptions	(286,730)	(253,409)

Net increase (decrease)	288,028	(77,901)

National Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	29,829,409	41,246,963
Issued to shareholders electing to receive payments of distributions in Fund shares	1,444,865	1,228,854
Redemptions	(31,669,859)	(23,789,515)
Exchange from Class B shares	370,690	567,874

Net increase (decrease)	(24,895)	19,254,176

	Year Ended December 31,
Class B	2009	2008

Sales	533,121	352,741
Issued to shareholders electing to receive payments of distributions in Fund shares	9,991	15,752
Redemptions	(161,765)	(242,951)
Exchange to Class A shares	(370,340)	(567,495)

Net increase (decrease)	11,007	(441,953)

	Year Ended December 31,
Class C	2009	2008

Sales	5,916,492	5,790,528
Issued to shareholders electing to receive payments of distributions in Fund shares	168,622	126,175
Redemptions	(4,756,943)	(3,421,894)

Net increase	1,328,171	2,494,809

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2009, as determined on a federal income tax basis, were as follows:

AMT-Free Limited Fund

Aggregate cost	$58,710,636

Gross unrealized appreciation	$2,728,157
Gross unrealized depreciation	(1,835,210)

Net unrealized appreciation	$892,947

National Limited Fund

Aggregate cost	$637,439,967

Gross unrealized appreciation	$13,202,550
Gross unrealized depreciation	(46,735,802)

Net unrealized depreciation	$(33,533,252)

35

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Funds did not have any significant borrowings or allocated fees during the year ended March 31, 2009.

10   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments outstanding at March 31, 2009 is as follows:

Futures Contracts

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation

AMT-Free Limited	6/09	40 U.S. Treasury Bond	Short	$(5,104,860)	$(5,188,125)	$(83,265)

National Limited	6/09	477
		U.S. Treasury Bond	Short	$(60,875,456)	$(61,868,391)	$(992,935)
	6/09	439
		U.S. Treasury Note	Short	$(53,615,579)	$(54,470,297)	$(854,718)

At March 31, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11   Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective April 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

AMT-Free Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(83,265)
Level 2	Other Significant Observable Inputs	59,603,583	—
Level 3	Significant Unobservable Inputs	—	—

Total		$59,603,583	$(83,265)

National Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(1,847,653)
Level 2	Other Significant Observable Inputs	608,886,715	—
Level 3	Significant Unobservable Inputs	—	—

Total		$608,886,715	$(1,847,653)

*	Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of March 31, 2008 whose fair value was determined using Level 3 inputs.

12   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after

36

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

13   Subsequent Event — Proposed Plan of Reorganization

On April 27, 2009, the Trustees of the Trust approved an Agreement and Plan of Reorganization whereby National Limited Fund would acquire substantially all the assets and assume substantially all the liabilities of Eaton Vance Ohio Limited Maturity Municipals Fund in exchange for shares of National Limited Fund. The proposed reorganization is subject to approval by the shareholders of Eaton Vance Ohio Limited Maturity Municipals Fund.

37

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance AMT-Free Limited Maturity Municipals Fund (formerly Eaton Vance Florida Plus Limited Maturity Municipals Fund) and Eaton Vance National Limited Maturity Municipals Fund:
We have audited the accompanying statements of assets and liabilities of Eaton Vance AMT-Free Limited Maturity Municipals Fund (formerly Eaton Vance Florida Plus Limited Maturity Municipals Fund) and Eaton Vance National Limited Maturity Municipals Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Investment Trust), including the portfolios of investments, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance AMT-Free Limited Maturity Municipals Fund and Eaton Vance National Limited Maturity Municipals Fund as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2009

38

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following percentages of dividends from net investment income as an exempt-interest dividend.

AMT-Free Limited Maturity Municipals Fund	94.92%
National Limited Maturity Municipals Fund	99.89%

39

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance AMT-Free Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	3,602,458	76,240
Thomas E. Faust Jr.	3,602,458	76,240
Allen R. Freedman	3,602,458	76,240
William H. Park	3,602,458	76,240
Ronald A. Pearlman	3,602,458	76,240
Helen Frame Peters	3,602,458	76,240
Heidi L. Steiger	3,602,458	76,240
Lynn A. Stout	3,602,458	76,240
Ralph F. Verni	3,602,458	76,240

Eaton Vance National Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	63,202,717	173,923
Thomas E. Faust Jr.	63,167,952	208,689
Allen R. Freedman	63,121,934	254,707
William H. Park	63,189,657	186,984
Ronald A. Pearlman	63,111,061	265,580
Helen Frame Peters	63,197,258	179,382
Heidi L. Steiger	63,164,215	212,426
Lynn A. Stout	63,205,685	170,955
Ralph F. Verni	63,166,059	210,582

40

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

AMT-Free Limited Maturity Municipals Fund

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

41

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

AMT-Free Limited Maturity Municipals Fund

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance AMT-Free Limited Maturity Municipals Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

42

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

AMT-Free Limited Maturity Municipals Fund

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fee and total expense ratio for the one year period ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

43

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

National Limited Maturity Municipals Fund

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

44

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

National Limited Maturity Municipals Fund

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance National Limited Maturity Municipals Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

45

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

National Limited Maturity Municipals Fund

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund, (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fee and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

46

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 174 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	174	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	174	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	174	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	174	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	174	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	174	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	174	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

47

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	174	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	174	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 46 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 174 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 174 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 174 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

48

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Limited Maturity Municipals Funds
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

439-5/09	LNAMTSRC

Eaton Vance
Investment Managers

EDUCATION

Annual Report March 31, 2009

EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS

California

Massachusetts

New Jersey

New York

Ohio

Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009
TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
California	4
Massachusetts	6
New Jersey	8
New York	10
Ohio	12
Pennsylvania	14

Fund Expenses	16

Financial Statements	20

Federal Tax Information	75

Special Meeting of Shareholders	76

Board of Trustees’ Annual Approval
of the Investment Advisory Agreements	78

Management and Organization	81

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
The 12-month period ending March 31, 2009, had more than its share of economic and market upheaval. For instance, the U.S. economy, as measured by gross domestic product (GDP), contracted sharply in both the fourth quarter of 2008 and the first quarter of 2009 by 6.2% and 6.1%, respectively, after a 0.3% decline in the third quarter of 2008, according to the U.S. Department of Commerce. The first quarter 2009 figure was a preliminary estimate. Most of the major GDP components contributed to the decline, but a sharp downturn in consumer spending was particularly influential and continued to weigh on the economy in early 2009. While high commodity prices eased since their summertime peaks, consumers continued to pare spending as they remained cautious of what increasingly became a weaker economic environment. Rising unemployment levels, at a five-year high at period end, led to constrained personal consumption and overall economic contraction. For much of the past 12 months, the housing market weighed on the economy, with new and existing home sales falling especially hard in the second half of calendar 2008.
In the first quarter of 2009, the U.S. economy began showing some signs of life. Although most economists forecast anemic growth for the remainder of the year, some of the data turned more positive early on. February was a particularly strong month for economic data: factory orders increased 1.8%; new home sales rose 4.7% — the first increase in seven months; and existing home sales surged 5.1%, the largest monthly gain since 2003. The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation, and a plethora of distressed properties on the market.
For the year ending March 31, 2009, the capital markets experienced steep declines, followed by a welcome rally during the final three and a half months of the period. The fall of 2008 witnessed a number of distressing events, resulting in a freefall in both the credit and equity markets. Several calamitous events occurred in September alone, including the federal takeover of federally chartered mortgage giants Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the announcement by Bank of America that it was acquiring Merrill Lynch. These actions, along with several other corporate shakeups, bank failures and bailouts, drastically redefined the Wall Street landscape.

In response, the U.S. government enacted a number of bold stimulus programs. Last fall, Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program that continued to evolve since the bill was enacted into law. On February 17, 2009, President Obama signed an historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan. Additionally, between March 31, 2008, and December 31, 2008, the U.S. Federal Reserve (the Fed) lowered the federal funds rate to a range of 0.0% to 0.25% from 2.25%. Also during the 12-month period, the Fed took extraordinary actions through a variety of innovative lending techniques in an attempt to ease the credit crisis.
Management Discussion
Relative to the Funds’ primary benchmark, the Barclays Capital 7-Year Municipal Bond Index1 (the Index) — a broad-based, unmanaged index of intermediate-maturity municipal bonds — the Funds under-performed for the year ending March 31, 2009. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration intermediate-maturity bonds relative to other intermediate bond funds. Much of their underperformance occurred in the first nine months of the period and, management believes, can be attributed to the shift of investors’ capital into shorter-maturity bonds — a result of the broader-based credit crisis — during this period. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the muni market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products. In addition, management has historically used Treasury futures to seek to offset interest-rate volatility associated with investing in longer-maturity municipal bonds. Investors’ flight to quality during the first nine months of the year pushed Treasury yields to historic lows, causing the Funds’ Treasury futures positions to detract from performance for the year as a whole.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Formerly called Lehman Brothers 7-Year Municipal Bond Index. It is not possible to invest directly in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Since mid-December 2008, however, the municipal market rallied considerably, and Eaton Vance’s Limited Maturity Municipals Funds outperformed the Index. A number of factors appeared to be at work in the market’s rebound. Municipal demand, while anemic for much of last year, returned in dramatic fashion during the first quarter of 2009. Retail muni investors — those who buy municipal bonds directly or through managed products such as mutual funds — were the predominant force behind the renewed demand. While many retail investors fled the market in 2008 as a result of market volatility and intimidating news reports, the perception of risk began to mitigate during the early stages of the new year. While institutional demand was largely absent during the first quarter of 2009 — as it was for much of 2008 — retail purchases kept overall demand levels strong.
Against this backdrop, we continue to manage our municipal funds with the same relative value approach that we have traditionally employed, maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time. Furthermore, we believe that the 138.9% yield ratio of insured municipal bonds to 30-year Treasuries as of March 31, 2009 — as compared with the long-term average of 85%-90% — indicates that there is still relative value in municipal bonds when compared with their taxable counterparts.1

[1]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXCAX	ELCAX	EZCAX

Average Annual Total Returns (at net asset value)
One Year	-3.67%	-4.42%	-4.35%
Five Years	1.14	0.38	N.A.
Ten Years	2.88	2.10	N.A.
Life of Fund†	3.56	3.18	0.26
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.83%	-7.20%	-5.28%
Five Years	0.68	0.38	N.A.
Ten Years	2.65	2.10	N.A.
Life of Fund†	3.38	3.18	0.26

†	Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 3/23/05

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.85%	1.60%	1.60%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.11%	3.35%	3.34%
Taxable-Equivalent Distribution Rate[3,4]	6.97	5.68	5.67
SEC 30-day Yield[5]	3.69	3.02	3.01
Taxable-Equivalent SEC 30-day Yield[4,5]	6.26	5.12	5.11
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper California Intermediate Municipal Debt Funds Classification

One Year	0.27%
Five Years	1.96
Ten Years	3.65
Portfolio Manager: Cynthia J. Clemson

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 5/29/92. A $10,000 hypothetical investment at net asset value in Class A on 3/31/99 and Class C on 3/23/05 (commencement of operations), would have been valued at $13,292 ($12,993 at the maximum offering price) and $10,107, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Intermediate Municipal Debt Funds Classification contained 40, 38 and 17 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	52
• Average Maturity:	8.9 years
• Average Effective Maturity:	8.2 years
• Average Rating:	A+
• Average Call Protection:	6.1 years
• Average Dollar Price:	$93.47

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXMAX	ELMAX	EZMAX

Average Annual Total Returns (at net asset value)
One Year	-0.50%	-1.15%	-1.22%
Five Years	1.83	1.08	1.06
Ten Years	3.22	2.43	2.45
Life of Fund†	3.78	3.35	2.87
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.74%	-4.03%	-2.18%
Five Years	1.37	1.08	1.06
Ten Years	2.98	2.43	2.45
Life of Fund†	3.59	3.35	2.87

†	Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.84%	1.60%	1.60%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.87%	3.13%	3.13%
Taxable-Equivalent Distribution Rate[3,4]	6.29	5.09	5.09
SEC 30-day Yield[5]	2.92	2.24	2.29
Taxable-Equivalent SEC 30-day Yield[4,5]	4.74	3.64	3.72
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper Massachusetts Intermediate Municipal Debt Funds Classification

One Year	2.36%
Five Years	2.35
Ten Years	3.46
Portfolio Manager: William H. Ahern, Jr., CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 6/1/92. A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,735 ($13,426 at the maximum offering price) and $12,747, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Intermediate Municipal Debt Funds Classification contained 12, 12 and 8 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	68
• Average Maturity:	9.0 years
• Average Effective Maturity:	7.5 years
• Average Rating:	AA
• Average Call Protection:	6.8 years
• Average Dollar Price:	$103.62

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNJX	ELNJX	EZNJX

Average Annual Total Returns (at net asset value)
One Year	-0.39%	-1.05%	-1.24%
Five Years	1.95	1.21	N.A.
Ten Years	3.22	2.44	N.A.
Life of Fund†	3.77	3.35	0.61
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-2.65%	-3.92%	-2.20%
Five Years	1.48	1.21	N.A.
Ten Years	2.98	2.44	N.A.
Life of Fund†	3.59	3.35	0.61

†	Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 8/1/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.93%	1.68%	1.66%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.90%	3.15%	3.15%
Taxable-Equivalent Distribution Rate[3,4]	6.59	5.32	5.32
SEC 30-day Yield[5]	2.99	2.30	2.30
Taxable-Equivalent SEC 30-day Yield[4,5]	5.05	3.89	3.89
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper Other States Intermediate Municipal Debt Funds Classification

One Year	2.60%
Five Years	2.36
Ten Years	3.48
Portfolio Manager: Craig R. Brandon, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 6/1/92. A $10,000 hypothetical investment at net asset value in Class A on 3/31/99 and Class C on 8/1/06 (commencement of operations) would have been valued at $13,729 ($13,420 at the maximum offering price) and $10,164, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. Includes interest expense of 0.02% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 126, 118 and 86 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	58
• Average Maturity:	9.3 years
• Average Effective Maturity:	8.3 years
• Average Rating:	AA-
• Average Call Protection:	7.4 years
• Average Dollar Price:	$102.88

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNYX	ELNYX	EZNYX

Average Annual Total Returns (at net asset value)
One Year	-2.56%	-3.31%	-3.22%
Five Years	1.22	0.45	0.45
Ten Years	3.07	2.28	2.29
Life of Fund†	3.80	3.38	2.84
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-4.71%	-6.11%	-4.16%
Five Years	0.76	0.45	0.45
Ten Years	2.84	2.28	2.29
Life of Fund†	3.61	3.38	2.84

†	Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.83%	1.58%	1.58%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.10%	3.35%	3.35%
Taxable-Equivalent Distribution Rate[3,4]	6.77	5.53	5.53
SEC 30-day Yield[5]	3.66	2.99	2.99
Taxable-Equivalent SEC 30-day Yield[4,5]	6.04	4.94	4.94
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper New York Intermediate Municipal Debt Funds Classification

One Year	1.79%
Five Years	2.18
Ten Years	3.60
Portfolio Manager: William H. Ahern, Jr., CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 5/29/92. A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,531 ($13,227 at the maximum offering price) and $12,547, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% — 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. Includes interest expense of 0.01% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Intermediate Municipal Debt Funds Classification contained 28, 28 and 14 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	84
• Average Maturity:	10.1 years
• Average Effective Maturity:	7.9 years
• Average Rating:	AA-
• Average Call Protection:	6.9 years
• Average Dollar Price:	$101.48

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXOHX	ELOHX	EZOHX

Average Annual Total Returns (at net asset value)
One Year	1.26%	0.39%	0.39%
Five Years	1.94	1.15	N.A.
Ten Years	3.04	2.26	N.A.
Life of Fund†	3.57	3.01	1.12
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.05%	-2.54%	-0.59%
Five Years	1.48	1.15	N.A.
Ten Years	2.81	2.26	N.A.
Life of Fund†	3.37	3.01	1.12

†	Inception dates: Class A: 10/22/96; Class B: 4/16/93; Class C: 8/1/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.02%	1.77%	1.77%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.76%	3.02%	3.02%
Taxable-Equivalent Distribution Rate[3,4]	6.15	4.94	4.94
SEC 30-day Yield[5]	2.27	1.57	1.57
Taxable-Equivalent SEC 30-day Yield[4,5]	3.71	2.57	2.57
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper Other States Intermediate Municipal Debt Funds Classification

One Year	2.60%
Five Years	2.36
Ten Years	3.48
Portfolio Manager: William H. Ahern, Jr., CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 4/16/93. A $10,000 hypothetical investment at net asset value in Class A on 3/31/99 and Class C on 8/1/06 (commencement of operations) would have been valued at $13,491 ($13,187 at the maximum offering price) and $10,302, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 38.85% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 126, 118 and 86 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	51
• Average Maturity:	8.0 years
• Average Effective Maturity:	5.8 years
• Average Rating:	AA-
• Average Call Protection:	5.2 years
• Average Dollar Price:	$103.87

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009
PERFORMANCE INFORMATION
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXPNX	ELPNX	EZPNX

Average Annual Total Returns (at net asset value)
One Year	0.83%	0.06%	-0.01%
Five Years	2.25	1.48	1.46
Ten Years	3.41	2.62	2.62
Life of Fund†	4.02	3.59	3.04
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.43%	-2.85%	-0.98%
Five Years	1.80	1.48	1.46
Ten Years	3.17	2.62	2.62
Life of Fund†	3.84	3.59	3.04

†	Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.88%	1.63%	1.63%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.99%	3.25%	3.25%
Taxable-Equivalent Distribution Rate[3,4]	6.33	5.16	5.16
SEC 30-day Yield[5]	3.04	2.35	2.37
Taxable-Equivalent SEC 30-day Yield[4,5]	4.83	3.73	3.76
Index Performance6 (Average Annual Total Returns)

Barclays Capital 7-Year Municipal Bond Index

One Year	5.53%
Five Years	3.90
Ten Years	4.95
Lipper Averages7 (Average Annual Total Returns)

Lipper Other States Intermediate Municipal Debt Funds Classification

One Year	2.60%
Five Years	2.36
Ten Years	3.48
Portfolio Manager: Adam A. Weigold, CFA

*	Source: Lipper, Inc. Class B of the Fund commenced operations on 6/1/92. A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/99 would have been valued at $13,984 ($13,670 at the maximum offering price) and $12,957, respectively, on 3/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. [2] Source: Prospectus dated 8/1/08. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] Taxable-equivalent figures assume a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. [5] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. [6] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. [7] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 126, 118 and 86 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution1
By total investments

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.
Fund Statistics

• Number of Issues:	59
• Average Maturity:	9.5 years
• Average Effective Maturity:	6.9 years
• Average Rating:	A+
• Average Call Protection:	5.7 years
• Average Dollar Price:	$99.08

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 – March 31, 2009).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance California Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$988.80	$4.91
Class B	$1,000.00	$984.80	$8.51
Class C	$1,000.00	$983.90	$8.56

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$4.99
Class B	$1,000.00	$1,016.40	$8.65
Class C	$1,000.00	$1,016.30	$8.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A shares, 1.72% for Class B shares and 1.73% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FUND EXPENSES CONT’D

Eaton Vance Massachusetts Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,017.20	$4.33
Class B	$1,000.00	$1,014.40	$8.09
Class C	$1,000.00	$1,014.40	$8.09

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.33
Class B	$1,000.00	$1,016.90	$8.10
Class C	$1,000.00	$1,016.90	$8.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.61% for Class B shares and 1.61% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance New Jersey Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,026.30	$4.55
Class B	$1,000.00	$1,023.40	$8.32
Class C	$1,000.00	$1,022.40	$8.27

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.53
Class B	$1,000.00	$1,016.70	$8.30
Class C	$1,000.00	$1,016.80	$8.25

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% for Class A shares, 1.65% for Class B shares and 1.64% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FUND EXPENSES CONT’D

Eaton Vance New York Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,002.90	$4.29
Class B	$1,000.00	$999.10	$7.97
Class C	$1,000.00	$999.30	$8.03

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.33
Class B	$1,000.00	$1,017.00	$8.05
Class C	$1,000.00	$1,016.90	$8.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A shares, 1.60% for Class B shares and 1.61% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Ohio Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,024.70	$5.60
Class B	$1,000.00	$1,020.80	$9.37
Class C	$1,000.00	$1,020.80	$9.27

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.59
Class B	$1,000.00	$1,015.70	$9.35
Class C	$1,000.00	$1,015.80	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% for Class A shares, 1.86% for Class B shares and 1.84% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FUND EXPENSES CONT’D

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/08)	(3/31/09)	(10/1/08 – 3/31/09)

Actual
Class A	$1,000.00	$1,030.00	$4.45
Class B	$1,000.00	$1,026.00	$8.28
Class C	$1,000.00	$1,025.40	$8.23

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.43
Class B	$1,000.00	$1,016.80	$8.25
Class C	$1,000.00	$1,016.80	$8.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Class A shares, 1.64% for Class B shares and 1.63% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2008.

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 98.8%

Principal Amount
(000’s omitted)	Security	Value

Escrowed / Prerefunded — 4.9%

$250	California Department of Water Resource Power Supply, Prerefunded to 5/1/12, 5.125%, 5/1/18(1)	$282,225
520	California Statewide Communities Development Authority, (San Gabriel Valley), Escrowed to Maturity, 5.50%, 9/1/14	582,270
181	Roseville Special Tax, Prerefunded to 9/1/09, 6.00%, 9/1/11	187,849
55	Santa Margarita Water District, Prerefunded to 9/1/09, 6.10%, 9/1/14	57,394

		$1,109,738

Health Care-Miscellaneous — 0.3%

$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	$77,772

		$77,772

Hospital — 12.8%

$500	California Health Facilities Financing Authority, (Catholic Healthcare), 5.125%, 7/1/22	$486,005
500	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/16	509,565
500	California Health Facilities Financing Authority, (Scripps Health), 5.00%, 10/1/21	461,225
1,000	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/21	946,810
200	San Benito Health Care District, 5.375%, 10/1/12	191,116
300	Torrance Hospital, (Torrance Memorial Medical Center), 5.40%, 6/1/15	306,915

		$2,901,636

Housing — 5.0%

$500	California Department of Veterans Affairs, Home Purchase Revenue, (AMT), 4.50%, 12/1/18	$459,370
750	California Housing Finance Agency, (AMT), 4.75%, 8/1/21	675,180

		$1,134,550

Industrial Development Revenue — 0.8%

$200	California Pollution Control Financing Authority, (Browning Ferris Industries), (AMT), 5.80%, 12/1/16	$183,644

		$183,644

Insured-Education — 1.6%

$475	California Educational Facilities Authority, (San Diego University), (AMBAC), 0.00%, 10/1/15	$365,555

		$365,555

Insured-Electric Utilities — 7.8%

$500	California Pollution Control Financing Authority, (Pacific Gas and Electric), (NPFG), (AMT), 5.35%, 12/1/16	$485,020
750	California Pollution Control Financing Authority, (San Diego Gas and Electric), (NPFG), 5.90%, 6/1/14	792,247
500	Puerto Rico Electric Power Authority, (NPFG), 5.50%, 7/1/18	483,085

		$1,760,352

Insured-General Obligations — 17.3%

$400	Barstow Unified School District, (FGIC), (NPFG), 5.25%, 8/1/18	$420,216
500	Burbank Unified School District, (FGIC), (NPFG), 0.00%, 8/1/12	450,130
1,080	Fillmore Unified School District, (FGIC), (NPFG), 0.00%, 7/1/15	841,115
760	Fresno Unified School District, (NPFG), 5.80%, 2/1/16	831,630
750	Oakland Unified School District, Alameda County, (FGIC), (NPFG), 5.00%, 8/1/22	689,070
1,000	San Juan Unified School District, (FSA), 0.00%, 8/1/17	687,120

		$3,919,281

Insured-Lease Revenue / Certificates of Participation — 6.8%

$1,750	Anaheim Public Financing Authority Lease Revenue, (Public Improvements), (FSA), 0.00%, 9/1/19	$1,018,238
505	California State Public Works Board, (Department of Corrections), (AMBAC), 5.25%, 12/1/13	528,230

		$1,546,468

Insured-Other Revenue — 3.2%

$800	Golden State Tobacco Securitization Corp., (Tobacco Settlement Revenue), (AGC), (FGIC), 5.00%, 6/1/35	$718,272

		$718,272

See notes to financial statements

Eaton Vance California Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 6.9%

$1,000	Garden Grove Community Development, (Tax Allocation), (AMBAC), 5.25%, 10/1/16	$1,014,470
500	San Mateo County Transportation District, (NPFG), 5.25%, 6/1/17	560,005

		$1,574,475

Insured-Transportation — 10.7%

$975	Port of Oakland, (NPFG), (AMT), 5.00%, 11/1/21	$848,503
975	San Joaquin Hills Transportation Corridor Agency Bridge & Toll Road, (NPFG), 0.00%, 1/15/12	846,807
750	San Jose Airport Revenue, (AMBAC), (AMT), 5.50%, 3/1/18	734,160

		$2,429,470

Insured-Water and Sewer — 2.2%

$500	Sunnyvale Financing Authority Water and Wastewater, (AMBAC), 5.00%, 10/1/22	$507,030

		$507,030

Lease Revenue / Certificates of Participation — 2.3%

$500	California Public Works, (University of California), 5.25%, 6/1/20	$531,470

		$531,470

Senior Living / Life Care — 3.4%

$230	ABAG Finance Authority, (American Baptist Homes), 5.75%, 10/1/17	$191,222
670	California Statewide Communities Development Authority, (Senior Living-Presbyterian Homes), 4.50%, 11/15/16	587,094

		$778,316

Solid Waste — 1.4%

$350	Napa-Vallejo Waste Management Authority, (Solid Waste Transfer Facilities), (AMT), 5.10%, 2/15/14	$321,626

		$321,626

Special Tax Revenue — 10.2%

$290	Alameda Public Financing Authority, 5.45%, 9/2/14	$274,627
205	Brentwood Infrastructure Financing Authority, 4.625%, 9/2/18	163,928
195	Corona Public Financing Authority, 5.70%, 9/1/13	190,281
100	Eastern Municipal Water District, 4.80%, 9/1/20	76,373
75	Eastern Municipal Water District, 4.85%, 9/1/21	55,909
200	Fontana Redevelopment Agency, (Jurupa Hills), 5.50%, 10/1/17	201,716
40	Moreno Valley Unified School District, (Community District No. 2003-2), 5.20%, 9/1/17	35,209
80	Moreno Valley Unified School District, (Community District No. 2003-2), 5.25%, 9/1/18	69,187
390	Pomona Redevelopment Agency, (West Holt Avenue Redevelopment), 5.50%, 5/1/13	402,082
145	Santa Margarita Water District, 6.10%, 9/1/14	144,958
200	Santaluz Community Facility District No. 2, 5.80%, 9/1/14	193,194
100	Temecula Valley Unified School District, 4.75%, 9/1/21	74,837
200	Torrance Redevelopment Agency, 5.50%, 9/1/12	195,886
250	Whittier Public Financing Authority, (Greenleaf Ave. Whittier Redevelopment), 5.50%, 11/1/16	226,360

		$2,304,547

Transportation — 1.2%

$290	Port Redwood City, (AMT), 5.40%, 6/1/19	$262,001

		$262,001

Total Tax-Exempt Investments — 98.8%
(identified cost $22,982,345)		$22,426,203

Other Assets, Less Liabilities — 1.2%		$271,339

Net Assets — 100.0%		$22,697,542

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 57.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.2% to 32.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.3%

Principal Amount
(000’s omitted)	Security	Value

Education — 16.4%

$1,000	Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/19	$1,051,660
400	Massachusetts Development Finance Agency, (Xaverian Brothers High School), 5.55%, 7/1/19	350,176
1,000	Massachusetts Health and Educational Facilities Authority, (Boston College), 5.375%, 6/1/14	1,136,790
1,000	Massachusetts Health and Educational Facilities Authority, (College of the Holy Cross), 5.00%, 9/1/20	1,063,020
1,000	Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.375%, 7/1/17	1,186,850
1,645	Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/22(1)	1,918,021
100	Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.00%, 8/15/18	113,882
200	Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.25%, 8/15/19	227,820
150	Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.25%, 8/15/20	168,645
750	Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.50%, 8/15/15	867,547
1,000	Massachusetts Health and Educational Facilities Authority, (Williams College), 5.00%, 7/1/23	1,067,200
750	Massachusetts Industrial Finance Agency, (St. John’s High School, Inc.), 5.70%, 6/1/18	751,567

		$9,903,178

Electric Utilities — 0.8%

$500	Massachusetts Development Finance Agency, (Devens Electric System), 5.75%, 12/1/20	$511,630

		$511,630

Escrowed / Prerefunded — 10.5%

$1,000	Boston, Prerefunded to 2/1/11, 5.00%, 2/1/18	$1,073,950
580	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), Escrowed to Maturity, 5.00%, 7/1/11	631,278
985	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/13	1,059,880
2,100	Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	2,409,309
680	Massachusetts Water Pollution Abatement Trust, Escrowed to Maturity, 5.25%, 8/1/14	765,530
400	Rail Connections, Inc., (Route 128 Parking Garage), Escrowed to Maturity, 5.30%, 7/1/09	404,936

		$6,344,883

General Obligations — 9.5%

$500	Burlington, 5.00%, 2/1/15	$569,800
500	Burlington, 5.00%, 2/1/16	575,715
750	Falmouth, 5.25%, 2/1/16	818,183
1,000	Manchester Essex Regional School District, 5.00%, 1/15/20	1,126,860
1,100	Wellesley, 5.00%, 6/1/16	1,274,526
1,150	Wellesley, 5.00%, 6/1/17	1,337,162

		$5,702,246

Health Care-Miscellaneous — 0.5%

$165	Massachusetts Development Finance Agency, (MCHSP Human Services), 6.60%, 8/15/29	$115,639
90	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 5.60%, 10/1/14	83,059
100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	77,772

		$276,470

Hospital — 8.1%

$600	Massachusetts Health and Educational Facilities Authority, (Baystate Medical Center), 5.75%, 7/1/14	$623,040
865	Massachusetts Health and Educational Facilities Authority, (Baystate Medical Center), 5.75%, 7/1/15	891,616
295	Massachusetts Health and Educational Facilities Authority, (Central New England Health Systems), 6.125%, 8/1/13	294,988
1,000	Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.25%, 12/1/24	988,470
250	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/09	251,828
750	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/18	781,065
1,000	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.50%, 7/1/10	1,036,090

		$4,867,097

See notes to financial statements

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 2.4%

$1,000	Massachusetts Development Finance Agency, (Waste Management, Inc.), (AMT), 6.90% to 12/1/09 (Put Date), 12/1/29	$1,004,220
745	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	452,029

		$1,456,249

Insured-Education — 3.8%

$1,400	Massachusetts Development Finance Agency, (Simmons College), (XLCA), 5.25%, 10/1/21	$1,202,810
1,000	University of Massachusetts Building Authority, (AMBAC), 5.25%, 11/1/13	1,103,680

		$2,306,490

Insured-Electric Utilities — 6.7%

$1,000	Massachusetts Power Supply System, (Municipal Wholesale Electric Co.), (NPFG), 5.25%, 7/1/12	$1,061,000
1,000	Massachusetts Power Supply System, (Municipal Wholesale Electric Co.), (NPFG), 5.25%, 7/1/13	1,049,290
2,000	Puerto Rico Electric Power Authority, (NPFG), 5.50%, 7/1/18	1,932,340

		$4,042,630

Insured-Escrowed / Prerefunded — 4.8%

$1,000	Boston, (NPFG), Prerefunded to 2/1/12, 5.00%, 2/1/19	$1,105,000
1,000	Massachusetts Health and Educational Facilities Authority, (Tufts-New England Medical Center), (FGIC), Prerefunded to 5/15/12, 5.375%, 5/15/15	1,111,590
635	Massachusetts Turnpike Authority, (FGIC), Escrowed to Maturity, 5.125%, 1/1/23	698,005

		$2,914,595

Insured-General Obligations — 6.6%

$3,105	Boston, (NPFG), 0.125%, 3/1/22	$1,730,820
1,000	Massachusetts, (AMBAC), 5.00%, 7/1/12	1,110,930
1,000	Massachusetts, (NPFG), 5.25%, 8/1/22	1,117,270

		$3,959,020

Insured-Hospital — 1.5%

$1,000	Massachusetts Health and Educational Facilities Authority, (Caregroup Healthcare System), (NPFG), 5.25%, 7/1/21	$901,300

		$901,300

Insured-Pooled Loans — 2.2%

$1,545	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.60%, 1/1/22	$1,321,624

		$1,321,624

Insured-Solid Waste — 3.1%

$1,000	Massachusetts Development Finance Agency, (SEMASS System), (NPFG), 5.625%, 1/1/13	$997,400
890	Massachusetts Development Finance Agency, (SEMASS System), (NPFG), 5.625%, 1/1/16	864,884

		$1,862,284

Insured-Special Tax Revenue — 3.9%

$500	Massachusetts Special Obligations, (FGIC), (NPFG), 5.50%, 1/1/29	$509,030
1,600	Massachusetts Special Obligations, (FSA), 5.50%, 6/1/21	1,870,592

		$2,379,622

Insured-Transportation — 2.3%

$500	Massachusetts Port Authority, (Delta Airlines), (AMBAC), (AMT), 5.50%, 1/1/15	$353,025
1,000	Puerto Rico Highway and Transportation Authority, (FSA), 5.50%, 7/1/11	1,046,830

		$1,399,855

Insured-Water and Sewer — 1.9%

$1,000	Massachusetts Water Resources Authority, (FSA), 5.50%, 8/1/22	$1,126,280

		$1,126,280

Other Revenue — 0.9%

$500	Massachusetts Health and Educational Facilities Authority, (Woods Hole Oceanographic), 5.25%, 6/1/18	$559,715

		$559,715

Senior Living / Life Care — 1.9%

$600	Massachusetts Development Finance Agency, (Berkshire Retirement), 5.60%, 7/1/19	$497,712
600	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.50%, 11/15/22	409,722
275	Massachusetts Development Finance Agency, (Volunteers of America), 5.00%, 11/1/17	220,264

		$1,127,698

See notes to financial statements

Eaton Vance Massachusetts Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Solid Waste — 1.5%

$1,000	Massachusetts Industrial Finance Agency, (Ogden Haverhill), (AMT), 5.50%, 12/1/13	$908,170

		$908,170

Special Tax Revenue — 2.9%

$1,000	Massachusetts Bay Transportation Authority, Sales Tax, 5.25%, 7/1/16	$1,158,990
500	Massachusetts Special Obligations, 5.00%, 6/1/14	560,140

		$1,719,130

Transportation — 4.4%

$1,000	Massachusetts Port Authority, (AMT), 6.25%, 7/1/17	$1,022,130
2,000	Massachusetts State Federal Highway Grant Anticipation Notes, 0.00%, 6/15/15	1,643,980

		$2,666,110

Water and Sewer — 2.7%

$1,000	Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/25	$1,085,160
500	Massachusetts Water Pollution Abatement Trust, 5.25%, 2/1/12	544,285

		$1,629,445

Total Tax-Exempt Investments — 99.3%
(identified cost $59,294,004)		$59,885,721

Other Assets, Less Liabilities — 0.7%		$436,109

Net Assets — 100.0%		$60,321,830

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 37.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 18.8% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 94.8%

Principal Amount
(000’s omitted)	Security	Value

Education — 2.5%

$1,000	Rutgers State University, Series F, 5.00%, 5/1/23	$1,069,170

		$1,069,170

Electric Utilities — 1.0%

$420	New Jersey Economic Development Authority, Pollution Control Revenue, (PSEG Power), 5.00%, 3/1/12	$409,492

		$409,492

Escrowed / Prerefunded — 9.5%

$350	New Jersey Economic Development Authority, (Kapkowski Road Landfill), Prerefunded to 5/15/14, 6.375%, 4/1/18	$418,215
2,030	New Jersey Economic Development Authority, (Principal Custodial Receipts), Escrowed to Maturity, 0.00%, 12/15/12	1,886,662
300	New Jersey Economic Development Authority, (The Seeing Eye, Inc.), Prerefunded to 12/1/09, 6.20%, 12/1/24	316,557
600	New Jersey Educational Facilities Authority, (Higher Education Capital Improvements), Prerefunded to 9/1/10, 5.00%, 9/1/15	635,250
750	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), Escrowed to Maturity, 5.00%, 7/1/11	815,430

		$4,072,114

General Obligations — 2.5%

$500	Jersey City School District, 6.25%, 10/1/10	$534,895
500	Monmouth County Improvement Authority, 5.00%, 12/1/21	545,010

		$1,079,905

Health Care-Miscellaneous — 0.2%

$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	$77,772

		$77,772

Hospital — 7.3%

$1,000	Camden County Improvement Authority, (Cooper Health System), 5.25%, 2/15/20	$794,910
500	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Care Center), 6.00%, 7/1/12	519,140
425	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.75%, 7/1/23	396,555
450	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.125%, 1/1/20	455,148
500	New Jersey Health Care Facilities Financing Authority, (Hunterdon Medical Center), 5.25%, 7/1/25	444,465
500	New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.60%, 7/1/15	506,330

		$3,116,548

Housing — 1.1%

$500	New Jersey Housing and Mortgage Finance Agency, Single Family Housing, (AMT), 5.10%, 10/1/23	$488,585

		$488,585

Industrial Development Revenue — 1.0%

$350	New Jersey Economic Development Authority, (American Airlines, Inc.), (AMT), 7.10%, 11/1/31	$129,220
450	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/19	301,837

		$431,057

Insured-Education — 5.6%

$545	New Jersey Educational Facilities Authority, (Montclair State University), (NPFG), 3.75%, 7/1/24	$452,726
1,000	New Jersey Educational Facilities Authority, (Ramapo College), (AMBAC), 4.50%, 7/1/21	1,027,000
900	New Jersey Educational Facilities Authority, (Ramapo College), (AMBAC), 4.60%, 7/1/14	934,875

		$2,414,601

Insured-Electric Utilities — 3.5%

$560	Cape May County Industrial Pollution Control Financing Authority, (Atlantic City Electric Co.), (NPFG), 6.80%, 3/1/21	$641,984
1,000	Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/26	871,380

		$1,513,364

Insured-Escrowed/Prerefunded — 3.5%

$1,300	New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), (AMBAC), Escrowed to Maturity, 6.00%, 7/1/12	$1,484,626

		$1,484,626

See notes to financial statements

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 14.7%

$330	Clearview Regional High School District, (FGIC), (NPFG), 5.375%, 8/1/15	$363,502
250	Freehold Regional High School District, (FGIC), (NPFG), 5.00%, 3/1/18	282,365
470	Hillsborough Township School District, (FSA), 5.375%, 10/1/18	547,808
1,000	Jackson Township School District, (Baptist Healthcare Systems), (NPFG), 5.25%, 6/15/23	1,121,920
725	Monroe Township Board of Education, (FGIC), (NPFG), 5.20%, 8/1/11	776,236
825	Monroe Township Board of Education, (FGIC), (NPFG), 5.20%, 8/1/14	904,596
1,120	New Jersey, (AMBAC), 5.25%, 7/15/19	1,271,581
500	New Jersey, (FSA), 5.00%, 1/15/22	528,840
500	New Jersey, (FSA), 5.00%, 1/15/23	523,945

		$6,320,793

Insured-Lease Revenue / Certificates of Participation — 3.9%

$1,000	Hudson County, (NPFG), 6.25%, 6/1/15	$1,085,520
500	Puerto Rico Public Finance Corp., (AMBAC), 5.375%, 6/1/17	582,825

		$1,668,345

Insured-Transportation — 6.0%

$500	Delaware River Port Authority, (FSA), 5.50%, 1/1/10	$515,155
1,000	New Jersey Transportation Trust Fund Authority, (NPFG), 5.50%, 12/15/17	1,093,450
770	Port Authority of New York and New Jersey, (FGIC), (NPFG), (AMT), 4.50%, 10/1/20	729,983
250	South Jersey Transportation Authority, (AMBAC), 5.00%, 11/1/18	253,283

		$2,591,871

Insured-Water and Sewer — 10.4%

$1,135	Bayonne Municipal Utilities Authority, (XLCA), 5.25%, 4/1/19	$1,096,058
1,000	North Hudson Sewer Authority, (NPFG), 5.125%, 8/1/22	1,020,290
1,020	Passaic Valley Water Commission, (FSA), 5.00%, 12/15/17	1,150,805
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/16	423,682
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/17	400,178
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/18	376,917

		$4,467,930

Lease Revenue / Certificates of Participation — 5.4%

$1,100	Bergen County Improvement Authority, (County Administration Complex), 5.00%, 11/15/24(1)	$1,213,333
1,000	New Jersey Economic Development Authority, (School Facilities Construction), 5.50%, 9/1/19	1,094,330

		$2,307,663

Nursing Home — 1.2%

$500	New Jersey Economic Development Authority, (Masonic Charity Foundation), 4.80%, 6/1/11	$516,205

		$516,205

Pooled Loans — 5.2%

$2,000	New Jersey Economic Environmental Infrastructure Trust, 5.00%, 9/1/20	$2,248,200

		$2,248,200

Senior Living/Life Care — 2.0%

$520	New Jersey Economic Development Authority, (Cranes Mill Project), 5.50%, 7/1/18	$475,587
400	New Jersey Economic Development Authority, (Seabrook Village, Inc.), 5.00%, 11/15/12	377,496

		$853,083

Special Tax Revenue — 1.9%

$500	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/16	$455,685
180	New Jersey Economic Development Authority, (Newark Downtown Distribution Management Corp.), 4.625%, 6/15/12	172,107
190	New Jersey Economic Development Authority, (Newark Downtown Distribution Management Corp.), 4.625%, 6/15/13	176,462

		$804,254

Transportation — 6.4%

$1,000	New Jersey Transportation Trust Fund Authority, 5.25%, 12/15/21	$1,045,660
1,000	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	1,001,600
700	Port Authority of New York and New Jersey, (AMT), 5.50%, 7/15/12	708,295

		$2,755,555

Total Tax-Exempt Investments — 94.8%
(identified cost $40,299,041)		$40,691,133

See notes to financial statements

Eaton Vance New Jersey Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 4.7%

Principal Amount
(000’s omitted)	Security	Value

$2,000	California Housing Finance Agency Revenue, Variable Rate, (SPA: Bank of Nova Scotia), 0.40%, 2/1/25(2)	$2,000,000

Total Short-Term Investments — 4.7%
(identified cost $2,000,000)		$2,000,000

Total Investments — 99.5%
(identified cost $42,299,041)		$42,691,133

Other Assets, Less Liabilities — 0.5%		$221,785

Net Assets — 100.0%		$42,912,918

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 47.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 24.7% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Variable rate demand obligation. The stated interest rate represents the rate in effect at March 31, 2009.

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 97.7%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.5%

$600	Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$421,980

		$421,980

Education — 3.4%

$1,500	New York Dormitory Authority, (State University Educational Facilities), 5.00%, 7/1/20	$1,611,330
600	New York Dormitory Authority, (State University Educational Facilities), 5.25%, 5/15/15	675,684
625	Troy Industrial Development Authority, (Rensselaer Polytechnic Institute), 5.50%, 9/1/15	686,150

		$2,973,164

Electric Utilities — 2.8%

$2,500	New York Energy Research and Development Authority Facility, (AMT), 4.70%, 6/1/36	$2,500,050

		$2,500,050

Escrowed / Prerefunded — 4.2%

$1,000	New York Dormitory Authority, (Child Care Facility), Prerefunded to 4/1/12, 5.375%, 4/1/14	$1,124,400
70	New York Urban Development Corp., (Correctional and Youth Facilities), Prerefunded to 1/1/11, 5.50%, 1/1/17	75,673
25	Suffolk County Industrial Development Agency, (Jefferson’s Ferry Project), Prerefunded to 11/1/09, 7.20%, 11/1/19	26,415
1,170	Triborough Bridge and Tunnel Authority, Escrowed to Maturity, 5.00%, 1/1/20	1,295,939
1,000	Triborough Bridge and Tunnel Authority, Prerefunded to 1/1/16, 5.375%, 1/1/19	1,189,480

		$3,711,907

Health Care-Miscellaneous — 0.8%

$90	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 5.60%, 10/1/14	$83,059
200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	155,544
100	Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), 7.50%, 9/1/15	97,471
400	Westchester County Industrial Development Agency, (Children’s Village), 5.375%, 3/15/19	319,316

		$655,390

Hospital — 9.4%

$370	Chautauqua County Industrial Development Agency, (Women’s Christian Association), 6.35%, 11/15/17	$316,383
130	Fulton County Industrial Development Agency, (Nathan Littauer Hospital), 5.75%, 11/1/09	129,916
265	Nassau County Industrial Development Agency, (North Shore Health System), 5.625%, 11/1/10	271,132
460	Nassau County Industrial Development Agency, (North Shore Health System), 5.875%, 11/1/11	477,448
2,000	New York Dormitory Authority, (Interfaith Medical Center), 5.00%, 2/15/21	2,031,060
1,000	New York Dormitory Authority, (Lenox Hill Hospital), 5.75%, 7/1/13	942,880
200	New York Dormitory Authority, (Lenox Hill Hospital), 5.75%, 7/1/15	183,556
500	New York Dormitory Authority, (Lenox Hill Hospital), 5.75%, 7/1/17	434,705
415	New York Dormitory Authority, (NYU Hospital Center), 5.25%, 7/1/24	294,870
1,000	New York Health and Hospital Corp., 5.50%, 2/15/19	1,056,620
180	Oneida County Industrial Development Agency, (St. Elizabeth Medical Center), 5.50%, 12/1/10	175,788
1,325	Saratoga County Industrial Development Agency, (Saratoga Hospital Project), 5.00%, 12/1/17	1,262,592
750	Suffolk County Industrial Development Agency, (Huntington Hospital), 6.00%, 11/1/22	714,053

		$8,291,003

Housing — 3.4%

$1,000	New York Housing Finance Agency, (Affordable Housing), (AMT), 5.05%, 11/1/22	$988,350
2,000	New York State Mortgage Agency, (AMT), 4.95%, 10/1/21	1,995,380

		$2,983,730

Industrial Development Revenue — 6.8%

$1,000	Dutchess County Industrial Development Agency, (IBM Corporation), (AMT), 5.45%, 12/1/29	$1,015,410
1,500	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,279,800
1,250	New York City Industrial Development Agency, (Terminal One Group), (AMT), 5.50%, 1/1/14	1,192,850
1,000	New York State Environmental Facilities Corp., Solid Waste Disposal, (Waste Management Project), (AMT), 4.55%, 5/1/12	936,320
250	Onondaga County Industrial Development Agency, (Senior Air Cargo), (AMT), 6.125%, 1/1/32	176,473

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$1,500	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.25%, 6/1/26	$591,960
1,250	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	758,437

		$5,951,250

Insured-Education — 10.3%

$1,000	New York Dormitory Authority, (Canisius College), (NPFG), 5.00%, 7/1/16	$969,480
1,000	New York Dormitory Authority, (City University), (AMBAC), 5.625%, 7/1/16	1,086,180
1,420	New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/20	1,371,904
1,000	New York Dormitory Authority, (New York University), (AMBAC), 5.50%, 7/1/19	1,132,700
1,085	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/21	1,109,532
1,000	New York Dormitory Authority, (State University Educational Facilities), (FSA), 5.75%, 5/15/17	1,159,370
1,000	New York Dormitory Authority, (Student Housing), (FGIC), (NPFG), 5.25%, 7/1/15	1,109,010
1,000	New York Dormitory Authority, (University Educational Facilities), (FGIC), (NPFG), 5.25%, 5/15/13	1,073,630

		$9,011,806

Insured-Electric Utilities — 6.1%

$2,500	Long Island Power Authority, Electric Systems Revenue, (FGIC), (NPFG), 5.00%, 12/1/22	$2,506,925
500	Long Island Power Authority, Electric Systems Revenue, (FSA), 0.00%, 6/1/15	404,175
1,250	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/17	1,213,050
1,250	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,196,737

		$5,320,887

Insured-Escrowed / Prerefunded — 0.3%

$250	Niagara County Industrial Development Agency, (Niagara University), (AMBAC), Escrowed to Maturity, 5.25%, 10/1/18	$301,478

		$301,478

Insured-General Obligations — 3.9%

$500	Clarence Central School District, (FSA), 5.00%, 5/15/17	$540,560
1,000	Monroe County, (Public Improvements), (NPFG), 6.00%, 3/1/19	1,095,250
1,915	Puerto Rico, (FGIC), 5.50%, 7/1/17	1,788,763

		$3,424,573

Insured-Hospital — 2.6%

$1,600	New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), (NPFG), 5.50%, 7/1/17	$1,777,824
500	New York Dormitory Authority, (New York and Presbyterian Hospital), (AMBAC), 5.50%, 8/1/11	538,330

		$2,316,154

Insured-Lease Revenue / Certificates of Participation — 2.4%

$1,000	New York Dormitory Authority, (Master BOCES Program-Oneida Herkimer Madison BOCES), (FSA), 5.25%, 8/15/20	$1,074,830
1,000	New York Dormitory Authority, (Municipal Health Facilities), (FSA), 5.50%, 1/15/13	1,071,420

		$2,146,250

Insured-Other Revenue — 2.7%

$500	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/22	$457,090
2,500	New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/15	1,916,950

		$2,374,040

Insured-Special Tax Revenue — 6.5%

$2,250	New York Local Government Assistance Corp., (NPFG), 0.00%, 4/1/13	$2,047,230
2,000	New York Urban Development Corp., (Personal Income Tax), (AMBAC), 5.50%, 3/15/19	2,295,340
1,500	Puerto Rico Infrastructure Financing Authority, (FGIC), 5.50%, 7/1/19	1,356,525

		$5,699,095

Insured-Transportation — 8.9%

$1,000	Metropolitan Transportation Authority, (AMBAC), 5.50%, 11/15/18	$1,070,170
1,000	Metropolitan Transportation Authority, (NPFG), 5.50%, 11/15/13	1,093,290
1,000	Monroe County Airport Authority, (NPFG), (AMT), 5.875%, 1/1/17	1,005,140
2,235	New York Thruway Authority, (AMBAC), 5.50%, 4/1/20	2,488,851

See notes to financial statements

Eaton Vance New York Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$1,920	Triborough Bridge and Tunnel Authority, (NPFG), 5.50%, 11/15/18	$2,178,432

		$7,835,883

Lease Revenue / Certificates of Participation — 1.8%

$500	New York Urban Development Corp., 5.00%, 1/1/18	$538,490
1,025	New York Urban Development Corp., (Correctional and Youth Facilities), 5.50%, 1/1/17	1,063,161

		$1,601,651

Other Revenue — 0.7%

$750	Albany Industrial Development Agency, (Charitable Leadership), 6.00%, 7/1/19	$630,300

		$630,300

Senior Living / Life Care — 0.4%

$400	Mt. Vernon Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.15%, 6/1/19	$336,436

		$336,436

Solid Waste — 2.9%

$750	Hempstead Industrial Development Agency, (American Refuel), 5.00%, 12/1/10	$730,192
2,000	Niagara County Industrial Development Agency, (American Ref-Fuel Co., LLC), (AMT), 5.55%, 11/15/24	1,850,180

		$2,580,372

Special Tax Revenue — 8.0%

$1,140	34th Street Partnership, Inc., 5.00%, 1/1/17	$1,226,537
500	New York City Transitional Finance Authority, 5.375%, 2/15/14	541,220
865	New York City Transitional Finance Authority, (Future Tax), 4.75%, 11/15/23	867,898
1,000	New York City Transitional Finance Authority, (Future Tax), 5.375%, 2/1/13	1,065,780
3,000	New York State Local Government Assistance Corp., 5.25%, 4/1/16	3,322,290

		$7,023,725

Transportation — 2.3%

$1,000	Metropolitan Transportation Authority, 5.00%, 11/15/21	$1,004,120
1,000	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	1,001,600

		$2,005,720

Water and Sewer — 6.6%

$1,000	Erie County Water Authority, 5.00%, 12/1/18	$1,121,200
2,430	New York City Municipal Water Finance, 5.00%, 6/15/21	2,553,882
515	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 5.00%, 6/15/18(1)	547,553
1,000	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 5.00%, 6/15/20	1,066,460
500	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 5.25%, 6/15/14(1)	545,245

		$5,834,340

Total Tax-Exempt Investments — 97.7%
(identified cost $87,946,528)		$85,931,184

Other Assets, Less Liabilities — 2.3%		$1,983,567

Net Assets — 100.0%		$87,914,751

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 44.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 17.3% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 99.5%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.4%

$95	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	$79,008

		$79,008

Education — 7.0%

$500	Ohio Higher Educational Facilities Commission, (John Carroll University), 5.00%, 11/15/13	$534,925
250	Ohio State University General Receipts, 5.00%, 12/1/23	264,560
500	Ohio State University General Receipts, 5.25%, 12/1/17	546,440

		$1,345,925

Electric Utilities — 1.0%

$200	Ohio Air Quality Development Authority, (Ohio Power Company), (AMT), Variable Rate, 7.125% to 6/1/10, 6/1/41	$201,034

		$201,034

Escrowed/Prerefunded — 0.9%

$165	Richland County Hospital Facilities, (Medcentral Health Systems), Prerefunded to 11/15/10, 6.375%, 11/15/22	$180,602

		$180,602

General Obligations — 5.4%

$395	Franklin County, 5.00%, 12/1/12	$446,263
500	Hamilton School District, 6.15%, 12/1/15	594,800

		$1,041,063

Health Care-Miscellaneous — 0.4%

$90	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 5.60%, 10/1/14	$83,059

		$83,059

Hospital — 6.0%

$500	Cuyahoga County, (Cleveland Clinic Health System), 6.00%, 1/1/17	$549,450
500	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.50%, 8/15/12	506,200
85	Richland County Hospital Facilities, (Medcentral Health Systems), 6.375%, 11/15/22	85,921

		$1,141,571

Housing — 1.0%

$185	Ohio Housing Finance Agency, (AMT), 4.55%, 9/1/11	$189,973

		$189,973

Industrial Development Revenue — 6.8%

$500	Dayton Special Facilities Revenue, (Emery Air Freight), 5.625%, 2/1/18	$503,100
100	Ohio Water Development Authority, Solid Waste Disposal, (Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	89,276
500	Toledo-Lucas County Port Authority, (Cargill, Inc.), 4.50%, 12/1/15	515,215
310	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	188,092

		$1,295,683

Insured-Education — 4.0%

$750	Cleveland-Cuyahoga County Port Authority, (Euclid Avenue Housing Corp.), (AMBAC), 5.00%, 8/1/21	$759,405

		$759,405

Insured-Escrowed / Prerefunded — 3.7%

$300	Cleveland Airport System, (FSA), Prerefunded to 1/1/10, 5.25%, 1/1/14	$313,770
350	Ohio Higher Educational Facilities Authority, (Xavier University), (CIFG), Prerefunded to 5/1/16, 5.00%, 5/1/22	400,725

		$714,495

Insured-General Obligations — 24.2%

$200	Amherst School District, (FGIC), (NPFG), 5.00%, 12/1/11	$214,734
250	Athens City School District, (FSA), 5.45%, 12/1/10	268,400
265	Clinton Massie Local School District, (AMBAC), 0.00%, 12/1/09	262,149
265	Clinton Massie Local School District, (AMBAC), 0.00%, 12/1/11	249,940
225	Finneytown Local School District, (FGIC), (NPFG), 6.15%, 12/1/11	249,892
1,000	Hilliard School District, (FGIC), (NPFG), 0.00%, 12/1/14	847,900
175	Scioto Valley and Ross County School District, (FGIC), (NPFG), 0.00%, 12/1/11	162,510
550	Springfield City School District, Clark County, (AMBAC), 4.30%, 12/1/14	579,210
500	Strongsville City School District, (NPFG), 5.375%, 12/1/12	567,345
670	Upper Arlington City School District, (FSA), 5.00%, 12/1/21	709,148

See notes to financial statements

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)

$460	Wyoming School District, (FGIC), (NPFG), 5.75%, 12/1/17	$519,446

		$4,630,674

Insured-Hospital — 2.7%

$500	Cuyahoga County, (MetroHealth System), (NPFG), 5.50%, 2/15/12	$513,005

		$513,005

Insured-Industrial Development Revenue — 2.8%

$500	Akron Economic Development, (NPFG), 6.00%, 12/1/12	$543,730

		$543,730

Insured-Lease Revenue / Certificates of Participation — 2.9%

$500	Ohio Building Authority, (FSA), 5.50%, 10/1/11	$550,060

		$550,060

Insured-Other Revenue — 2.8%

$500	Cleveland Parking Facilities, (FSA), 5.25%, 9/15/20	$546,060

		$546,060

Insured-Special Tax Revenue — 1.2%

$250	Puerto Rico Infrastructure Financing Authority, (FGIC), 5.50%, 7/1/19	$226,088

		$226,088

Insured-Transportation — 5.8%

$250	Cleveland Airport System, (FSA), 5.00%, 1/1/23	$254,320
750	Ohio Turnpike Commission, (FGIC), (NPFG), 5.50%, 2/15/18	856,642

		$1,110,962

Insured-Water and Sewer — 2.7%

$475	Cleveland Waterworks, (FSA), 5.375%, 1/1/16	$510,530

		$510,530

Lease Revenue / Certificates of Participation — 0.8%

$180	Union County, (Pleasant Valley Joint Fire District), 6.125%, 12/1/19	$160,506

		$160,506

Other Revenue — 2.3%

$310	Buckeye Tobacco Settlement Financing Authority, 5.125%, 6/1/24	$222,118
300	Riversouth Authority, (Lazarus Building Redevelopment), 5.75%, 12/1/27	213,093

		$435,211

Pooled Loans — 5.1%

$240	Cuyahoga County Port Authority, (Garfield Heights), 5.25%, 5/15/23	$181,224
295	Ohio Economic Development, (Ohio Enterprise Bond Fund), (AMT), 4.60%, 6/1/20	307,142
250	Ohio Economic Development, (Ohio Enterprise Bond Fund), (AMT), 5.25%, 12/1/15	258,828
315	Summit County Port Authority, (Twinsburg Township), 5.125%, 5/15/25	220,648

		$967,842

Special Tax Revenue — 1.3%

$250	Mahoning County, (Sales Tax), 5.00%, 12/1/10	$252,643

		$252,643

Transportation — 1.5%

$250	Ohio Major New Street Infrastructure Project Revenue, 5.75%, 6/15/19	$289,217

		$289,217

Water and Sewer — 6.8%

$400	Cincinnati Water System, 4.50%, 12/1/21	$418,048
500	Ohio Water Development Authority, (Drinking Water), 5.50%, 12/1/14	555,230
280	Ohio Water Development Authority, Water Pollution Control, (Fresh Water Quality), 5.25%, 6/1/20(1)	325,153

		$1,298,431

Total Tax-Exempt Investments — 99.5%
(identified cost $18,678,884)		$19,066,777

Other Assets, Less Liabilities — 0.5%		$99,204

Net Assets — 100.0%		$19,165,981

See notes to financial statements

Eaton Vance Ohio Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 53.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.1% to 23.5% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 97.4%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.2%

$310	Carbon County Industrial Development Authority, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$310,313
350	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	278,320

		$588,633

Education — 2.1%

$1,040	Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), 5.00%, 7/15/21	$1,095,016

		$1,095,016

Electric Utilities — 3.5%

$500	Pennsylvania Economic Development Financing Authority, Pollution Control, (PPL Electric Utility Corp.), 4.85% to 10/1/10 (Put Date), 10/1/23	$507,265
1,000	Puerto Rico Electric Power Authority, 5.00%, 7/1/17	946,160
400	York County Industrial Development Authority, Pollution Control, (Public Service Enterprise Group, Inc.), 5.50%, 9/1/20	351,760

		$1,805,185

Escrowed / Prerefunded — 2.7%

$250	Allegheny County Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$281,925
500	Bucks County Industrial Development Authority, (Pennswood), Prerefunded to 10/1/10, 5.80%, 10/1/20	545,455
520	Lehigh County General Purpose Authority, (Muhlenberg Hospital), Escrowed to Maturity, 5.75%, 7/15/10	536,500

		$1,363,880

General Obligations — 3.2%

$500	Bucks County, 5.125%, 5/1/21	$560,420
1,000	Daniel Boone Area School District, 5.00%, 8/15/19	1,085,950

		$1,646,370

Health Care-Miscellaneous — 0.3%

$200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.25%, 10/1/24	$155,544

		$155,544

Hospital — 8.1%

$500	Allegheny County Hospital Development Authority, (University of Pittsburgh Medical Center), 5.00%, 6/15/18	$513,515
500	Allegheny County Hospital Development Authority, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	508,810
635	Lancaster County Hospital Authority, (Lancaster General Hospital), 5.00%, 3/15/22	617,004
200	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 5.50%, 11/15/18	182,434
1,000	Monroe County Hospital Authority, (Pocono Medical Center), 5.00%, 1/1/17	969,630
500	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 6.25%, 1/15/18	516,880
800	Washington County Hospital Authority, (Monongahela Vineyard Hospital), 5.00%, 6/1/12	812,888

		$4,121,161

Housing — 2.5%

$1,335	Allegheny County Residential Finance Authority, Single Family Mortgages, (AMT), 4.80%, 11/1/22	$1,292,227

		$1,292,227

Industrial Development Revenue — 2.6%

$700	Erie Industrial Development Authority, (International Paper), (AMT), 5.85%, 12/1/20	$503,398
500	Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (AMT), 6.75%, 10/1/18	524,165
750	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.25%, 6/1/26	295,980

		$1,323,543

Insured-Cogeneration — 2.1%

$1,300	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMBAC), (AMT), 4.625%, 12/1/18	$1,045,343

		$1,045,343

Insured-Education — 6.2%

$2,000	Delaware County, (Villanova University), (AMBAC), 5.00%, 8/1/20	$2,078,460
1,100	Lycoming County College Authority, (Pennsylvania College of Technology), (AMBAC), 5.125%, 5/1/22	1,071,829

		$3,150,289

See notes to financial statements

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 3.1%

$1,500	Cambria County Industrial Development Authority, (Pennsylvania Electric), (NPFG), 5.35%, 11/1/10	$1,581,855

		$1,581,855

Insured-Escrowed / Prerefunded — 18.6%

$1,000	Council Rock School District, (NPFG), Prerefunded to 11/15/11, 5.00%, 11/15/19	$1,100,680
500	Pennsylvania Public School Building Authority, (Garnet Valley School District), (AMBAC), Prerefunded to 2/1/11, 5.50%, 2/1/20	538,180
1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue, (AMBAC), Prerefunded to 7/15/11, 5.125%, 7/15/22	1,102,680
1,000	Philadelphia Gas Works Revenue, (FSA), Prerefunded to 8/1/13, 5.25%, 8/1/17	1,146,860
1,000	Pittsburgh, (AMBAC), Prerefunded to 3/1/12, 5.25%, 9/1/22	1,112,320
1,000	Spring-Ford Area School District, (FSA), Prerefunded to 9/1/11, 5.00%, 9/1/19	1,094,810
5,000	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	3,390,000

		$9,485,530

Insured-General Obligations — 20.5%

$1,020	Cornwall Lebanon School District, (FSA), 0.00%, 3/15/16	$789,766
1,250	Cranberry Township, (FGIC), (NPFG), 5.00%, 12/1/20	1,309,637
1,635	Harrisburg, (AMBAC), 0.00%, 9/15/12	1,488,717
1,355	McKeesport, (FGIC), (NPFG), 0.00%, 10/1/11	1,270,976
1,000	Palmyra Area School District, (FGIC), (NPFG), 5.00%, 5/1/17	1,073,850
1,000	Pennsylvania, (NPFG), 5.375%, 7/1/19	1,174,880
1,000	Philadelphia School District, (FSA), 5.50%, 6/1/21	1,094,510
1,000	Reading School District, (FGIC), (NPFG), 0.00%, 1/15/12	920,110
1,250	Sto-Rox School District, (FGIC), (NPFG), 5.125%, 12/15/22	1,294,413

		$10,416,859

Insured-Hospital — 1.5%

$250	Allegheny County Hospital Development Authority, (NPFG), 6.00%, 7/1/24	$262,370
500	Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.375%, 7/1/14	503,705

		$766,075

Insured-Other Revenue — 2.6%

$1,500	Philadelphia Authority for Industrial Development Revenue, (FGIC), (NPFG), 5.00%, 12/1/22	$1,327,230

		$1,327,230

Insured-Special Tax Revenue — 0.7%

$350	Pittsburgh and Allegheny County Public Auditorium Authority, (AMBAC), 5.00%, 2/1/24	$341,386

		$341,386

Insured-Transportation — 8.3%

$1,000	Allegheny County Airport, (NPFG), (AMT), 5.75%, 1/1/10	$1,018,240
590	Allegheny County Airport, (NPFG), (AMT), 5.75%, 1/1/12	610,526
1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue, (FSA), 5.25%, 7/15/22	1,107,440
1,000	Philadelphia Airport, (FGIC), (NPFG), (AMT), 5.375%, 7/1/14	1,003,930
500	Southeastern Pennsylvania Transportation Authority, (FGIC), (NPFG), 5.25%, 3/1/16	506,435

		$4,246,571

Insured-Water and Sewer — 5.9%

$500	Allegheny County Sanitation Authority, (BHAC), (NPFG), 5.00%, 12/1/22(1)	$522,575
250	Allegheny County Sanitation Authority, (NPFG), 5.00%, 12/1/19	254,235
2,000	Altoona City Authority Water Revenue, (FSA), 5.25%, 11/1/19	2,223,960

		$3,000,770

Senior Living / Life Care — 1.5%

$390	Cliff House Trust, (AMT), 6.625%, 6/1/27(2)	$241,043
335	Crawford County Hospital Authority, (Wesbury United Methodist Community), 6.00%, 8/15/11	328,437
185	Lancaster County Hospital Authority, (Health Center-Willow Valley Retirement), 5.55%, 6/1/15	188,436

		$757,916

See notes to financial statements

Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation — 0.2%

$85	Erie Municipal Airport Authority, (AMT), 5.50%, 7/1/09	$84,851

		$84,851

Total Tax-Exempt Investments — 97.4%
(identified cost $48,820,081)		$49,596,234

Other Assets, Less Liabilities — 2.6%		$1,298,585

Net Assets — 100.0%		$50,894,819

Industry and sector classifications included in the Portfolio of Investments are unaudited.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2009, 71.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 30.7% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Security is in default with respect to scheduled principal payments.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

	California	Massachusetts	New Jersey
As of March 31, 2009	Limited Fund	Limited Fund	Limited Fund

Assets

Investments —
Identified cost	$22,982,345	$59,294,004	$42,299,041
Unrealized appreciation (depreciation)	(556,142)	591,717	392,092

Investments, at value	$22,426,203	$59,885,721	$42,691,133

Cash	$83,138	$64,548	$74,423
Interest receivable	283,646	739,101	481,316
Receivable for Fund shares sold	33,000	27,573	47,520

Total assets	$22,825,987	$60,716,943	$43,294,392

Liabilities

Demand note payable	$—	$100,000	$100,000
Payable for variation margin on open financial futures contracts	30,000	42,812	50,250
Payable for Fund shares redeemed	—	54,613	83,291
Distributions payable	37,437	91,874	67,939
Payable to affiliates:
Investment adviser fee	7,223	26,672	16,953
Distribution and service fees	4,627	16,324	6,136
Accrued expenses	49,158	62,818	56,905

Total liabilities	$128,445	$395,113	$381,474

Net Assets	$22,697,542	$60,321,830	$42,912,918

Sources of Net Assets

Paid-in capital	$25,882,241	$64,225,300	$44,986,640
Accumulated net realized loss	(2,462,070)	(4,374,675)	(2,342,019)
Accumulated undistributed (distributions in excess of) net investment income	(25,722)	42,579	15,674
Net unrealized appreciation (depreciation)	(696,907)	428,626	252,623

Net Assets	$22,697,542	$60,321,830	$42,912,918

Class A Shares

Net Assets	$20,017,481	$46,856,774	$41,745,951
Shares Outstanding	2,154,111	4,900,455	4,396,707
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.29	$9.56	$9.49
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.50	$9.78	$9.71

Class B Shares

Net Assets	$859,608	$853,931	$647,851
Shares Outstanding	92,819	89,360	68,198
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.26	$9.56	$9.50

Class C Shares

Net Assets	$1,820,453	$12,611,125	$519,116
Shares Outstanding	202,634	1,376,710	54,697
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.98	$9.16	$9.49

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Assets and Liabilities

	New York	Ohio	Pennsylvania
As of March 31, 2009	Limited Fund	Limited Fund	Limited Fund

Assets

Investments —
Identified cost	$87,946,528	$18,678,884	$48,820,081
Unrealized appreciation (depreciation)	(2,015,344)	387,893	776,153

Investments, at value	$85,931,184	$19,066,777	$49,596,234

Cash	$899,392	$1,300	$124,840
Interest receivable	1,310,244	257,378	623,014
Receivable for investments sold	—	—	750,000
Receivable for Fund shares sold	162,537	29,330	115,455
Other assets	—	19,459	—

Total assets	$88,303,357	$19,374,244	$51,209,543

Liabilities

Demand note payable	$—	$100,000	$—
Payable for variation margin on open financial futures contracts	67,625	8,438	34,250
Payable for Fund shares redeemed	48,491	9,660	105,076
Distributions payable	139,819	29,237	78,779
Payable to affiliates:
Investment adviser fee	27,389	6,137	21,127
Distribution and service fees	26,768	3,017	15,602
Accrued expenses	78,514	51,774	59,890

Total liabilities	$388,606	$208,263	$314,724

Net Assets	$87,914,751	$19,165,981	$50,894,819

Sources of Net Assets

Paid-in capital	$96,674,179	$20,174,835	$53,576,687
Accumulated net realized loss	(6,410,895)	(1,333,851)	(3,237,850)
Accumulated distributions in excess of net investment income	(44,011)	(23,283)	(53,831)
Net unrealized appreciation (depreciation)	(2,304,522)	348,280	609,813

Net Assets	$87,914,751	$19,165,981	$50,894,819

Class A Shares

Net Assets	$63,159,206	$18,306,804	$36,460,535
Shares Outstanding	6,616,146	1,989,700	3,752,867
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.55	$9.20	$9.72
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.77	$9.41	$9.94

Class B Shares

Net Assets	$1,975,805	$187,416	$550,000
Shares Outstanding	207,105	20,425	56,613
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.54	$9.18	$9.72

Class C Shares

Net Assets	$22,779,740	$671,761	$13,884,284
Shares Outstanding	2,509,491	73,308	1,506,729
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.08	$9.16	$9.21

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

	California	Massachusetts	New Jersey
For the Year Ended March 31, 2009	Limited Fund	Limited Fund	Limited Fund

Investment Income

Interest	$1,526,534	$2,783,970	$1,926,845

Total investment income	$1,526,534	$2,783,970	$1,926,845

Expenses

Investment adviser fee	$140,139	$275,000	$183,876
Distribution and service fees
Class A	43,975	70,873	60,787
Class B	6,715	11,278	6,241
Class C	16,302	116,633	3,103
Trustees’ fees and expenses	1,566	2,657	1,987
Custodian fee	38,116	55,979	32,439
Transfer and dividend disbursing agent fees	13,217	27,712	20,677
Legal and accounting services	34,220	37,267	41,315
Printing and postage	5,552	11,750	7,756
Registration fees	3,036	2,058	1,681
Miscellaneous	15,569	17,592	17,017

Total expenses	$318,407	$628,799	$376,879

Deduct —
Reduction of custodian fee	$4,474	$4,578	$6,340

Total expense reductions	$4,474	$4,578	$6,340

Net expenses	$313,933	$624,221	$370,539

Net investment income	$1,212,601	$2,159,749	$1,556,306

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(485,922)	$78,983	$137,837
Financial futures contracts	(1,173,968)	(1,764,249)	(1,156,295)

Net realized loss	$(1,659,890)	$(1,685,266)	$(1,018,458)

Change in unrealized appreciation (depreciation) —
Investments	$(1,086,323)	$(1,173,524)	$(790,723)
Financial futures contracts	126,692	248,326	144,992

Net change in unrealized appreciation (depreciation)	$(959,631)	$(925,198)	$(645,731)

Net realized and unrealized loss	$(2,619,521)	$(2,610,464)	$(1,664,189)

Net decrease in net assets from operations	$(1,406,920)	$(450,715)	$(107,883)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Operations

	New York	Ohio	Pennsylvania
For the Year Ended March 31, 2009	Limited Fund	Limited Fund	Limited Fund

Investment Income

Interest	$4,354,808	$904,435	$2,537,874

Total investment income	$4,354,808	$904,435	$2,537,874

Expenses

Investment adviser fee	$402,634	$85,697	$235,037
Distribution and service fees
Class A	101,095	28,724	57,811
Class B	15,554	1,447	7,528
Class C	208,931	2,807	115,903
Trustees’ fees and expenses	3,691	1,217	2,339
Custodian fee	62,949	31,492	44,289
Transfer and dividend disbursing agent fees	41,937	12,060	27,360
Legal and accounting services	50,818	34,486	39,034
Printing and postage	13,341	3,002	10,391
Registration fees	3,962	2,733	1,968
Miscellaneous	23,248	13,897	14,353

Total expenses	$928,160	$217,562	$556,013

Deduct —
Reduction of custodian fee	$7,303	$3,129	$5,977

Total expense reductions	$7,303	$3,129	$5,977

Net expenses	$920,857	$214,433	$550,036

Net investment income	$3,433,951	$690,002	$1,987,838

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(182,210)	$104,490	$126,094
Financial futures contracts	(2,882,864)	(287,613)	(1,294,617)

Net realized loss	$(3,065,074)	$(183,123)	$(1,168,523)

Change in unrealized appreciation (depreciation) —
Investments	$(3,549,219)	$(312,566)	$(743,929)
Financial futures contracts	353,616	89,492	160,902

Net change in unrealized appreciation (depreciation)	$(3,195,603)	$(223,074)	$(583,027)

Net realized and unrealized loss	$(6,260,677)	$(406,197)	$(1,751,550)

Net increase (decrease) in net assets from operations	$(2,826,726)	$283,805	$236,288

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	California	Massachusetts	New Jersey
For the Year Ended March 31, 2009	Limited Fund	Limited Fund	Limited Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$1,212,601	$2,159,749	$1,556,306
Net realized loss from investment transactions and financial futures contracts	(1,659,890)	(1,685,266)	(1,018,458)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(959,631)	(925,198)	(645,731)

Net decrease in net assets from operations	$(1,406,920)	$(450,715)	$(107,883)

Distributions to shareholders —
From net investment income
Class A	$(1,154,391)	$(1,759,322)	$(1,566,533)
Class B	(24,016)	(36,864)	(21,357)
Class C	(57,793)	(384,049)	(10,635)

Total distributions to shareholders	$(1,236,200)	$(2,180,235)	$(1,598,525)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,984,258	$18,333,272	$15,722,875
Class B	539,587	589,942	452,095
Class C	805,254	2,274,534	712,065
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	601,551	1,160,179	951,726
Class B	9,345	25,695	14,394
Class C	19,124	250,969	7,384
Cost of shares redeemed
Class A	(18,931,650)	(21,217,161)	(16,399,535)
Class B	(60,142)	(248,539)	(69,515)
Class C	(297,771)	(2,352,902)	(329,870)
Net asset value of shares exchanged
Class A	173,098	1,087,537	523,381
Class B	(173,098)	(1,087,537)	(523,381)

Net increase (decrease) in net assets from Fund share transactions	$(13,330,444)	$(1,184,011)	$1,061,619

Net decrease in net assets	$(15,973,564)	$(3,814,961)	$(644,789)

Net Assets

At beginning of year	$38,671,106	$64,136,791	$43,557,707

At end of year	$22,697,542	$60,321,830	$42,912,918

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(25,722)	$42,579	$15,674

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	New York	Ohio	Pennsylvania
For the Year Ended March 31, 2009	Limited Fund	Limited Fund	Limited Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$3,433,951	$690,002	$1,987,838
Net realized loss from investment transactions and financial futures contracts	(3,065,074)	(183,123)	(1,168,523)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(3,195,603)	(223,074)	(583,027)

Net increase (decrease) in net assets from operations	$(2,826,726)	$283,805	$236,288

Distributions to shareholders —
From net investment income
Class A	$(2,704,516)	$(718,193)	$(1,533,981)
Class B	(55,791)	(4,801)	(26,780)
Class C	(753,275)	(9,519)	(413,985)

Total distributions to shareholders	$(3,513,582)	$(732,513)	$(1,974,746)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,356,546	$4,662,225	$10,073,900
Class B	1,320,383	202,089	370,834
Class C	7,388,421	685,906	3,305,521
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,979,581	327,121	778,812
Class B	30,351	4,044	17,859
Class C	448,913	7,785	158,792
Cost of shares redeemed
Class A	(19,790,596)	(5,685,271)	(13,033,002)
Class B	(489,656)	(72,667)	(270,844)
Class C	(7,250,841)	(152,004)	(2,625,503)
Net asset value of shares exchanged
Class A	795,658	50,928	702,719
Class B	(795,658)	(50,928)	(702,719)

Net decrease in net assets from Fund share transactions	$(3,006,898)	$(20,772)	$(1,223,631)

Net decrease in net assets	$(9,347,206)	$(469,480)	$(2,962,089)

Net Assets

At beginning of year	$97,261,957	$19,635,461	$53,856,908

At end of year	$87,914,751	$19,165,981	$50,894,819

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(44,011)	$(23,283)	$(53,831)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	California	Massachusetts	New Jersey
For the Year Ended March 31, 2008	Limited Fund	Limited Fund	Limited Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$1,467,505	$2,213,543	$1,469,932
Net realized loss from investment transactions and financial futures contracts	(101,375)	(465,868)	(131,214)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(1,319,205)	(1,079,766)	(1,121,252)

Net increase in net assets from operations	$46,925	$667,909	$217,466

Distributions to shareholders —
From net investment income
Class A	$(1,426,343)	$(1,721,662)	$(1,458,404)
Class B	(18,806)	(70,611)	(54,327)
Class C	(22,929)	(393,990)	(2,024)

Total distributions to shareholders	$(1,468,078)	$(2,186,263)	$(1,514,755)

Proceeds from sale of shares
Class A	$20,742,539	$16,293,882	$11,940,718
Class B	444,388	183,836	117,531
Class C	1,801,390	1,411,574	143,200
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	600,333	1,106,021	935,605
Class B	9,381	43,685	36,344
Class C	8,566	266,858	1,856
Cost of shares redeemed
Class A	(19,746,067)	(13,725,522)	(7,653,821)
Class B	(164,557)	(507,396)	(574,169)
Class C	(872,889)	(2,505,608)	—
Net asset value of shares exchanged
Class A	431,354	1,683,508	1,605,600
Class B	(431,354)	(1,683,508)	(1,605,600)

Net increase in net assets from Fund share transactions	$2,823,084	$2,567,330	$4,947,264

Net increase in net assets	$1,401,931	$1,048,976	$3,649,975

Net Assets

At beginning of year	$37,269,175	$63,087,815	$39,907,732

At end of year	$38,671,106	$64,136,791	$43,557,707

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$1,251	$(23,794)	$39,338

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	New York	Ohio	Pennsylvania
For the Year Ended March 31, 2008	Limited Fund	Limited Fund	Limited Fund

Increase (Decrease) in Net Assets

From operations —
Net investment income	$3,512,447	$731,584	$1,925,052
Net realized loss from investment transactions and financial futures contracts	(1,046,806)	(222,125)	(413,650)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(2,759,079)	(326,181)	(1,243,685)

Net increase (decrease) in net assets from operations	$(293,438)	$183,278	$267,717

Distributions to shareholders —
From net investment income
Class A	$(2,705,598)	$(726,581)	$(1,445,100)
Class B	(80,066)	(6,264)	(66,605)
Class C	(676,008)	(873)	(427,188)

Total distributions to shareholders	$(3,461,672)	$(733,718)	$(1,938,893)

Proceeds from sale of shares
Class A	$19,329,482	$4,366,922	$10,024,969
Class B	636,460	36,226	34,597
Class C	6,974,414	174,171	2,925,390
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,004,730	370,938	763,476
Class B	52,062	4,975	41,261
Class C	398,652	724	174,325
Cost of shares redeemed
Class A	(22,068,992)	(4,263,125)	(6,340,021)
Class B	(322,284)	(45,204)	(580,890)
Class C	(4,799,890)	(42,882)	(3,436,892)
Net asset value of shares exchanged
Class A	2,706,622	318,329	1,987,242
Class B	(2,706,622)	(318,329)	(1,987,242)

Net increase in net assets from Fund share transactions	$2,204,634	$602,745	$3,606,215

Net increase (decrease) in net assets	$(1,550,476)	$52,305	$1,935,039

Net Assets

At beginning of year	$98,812,433	$19,583,156	$51,921,869

At end of year	$97,261,957	$19,635,461	$53,856,908

Distributions in excess of net investment income included in net assets

At end of year	$(9,204)	$(510)	$(62,135)

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Limited Fund — Class A

	Year Ended March 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$10.030	$10.410		$10.330	$10.290	$10.560

Income (Loss) From Operations

Net investment income(1)	$0.376	$0.381		$0.378	$0.377	$0.377
Net realized and unrealized gain (loss)	(0.734)	(0.380)		0.082	0.036	(0.274)

Total income (loss) from operations	$(0.358)	$0.001		$0.460	$0.413	$0.103

Less Distributions

From net investment income	$(0.382)	$(0.381)		$(0.380)	$(0.373)	$(0.373)

Total distributions	$(0.382)	$(0.381)		$(0.380)	$(0.373)	$(0.373)

Net asset value — End of year	$9.290	$10.030		$10.410	$10.330	$10.290

Total Return(2)	(3.67)%	0.00	%(3)	4.52%	4.06%	0.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,017	$36,615		$35,937	$33,830	$31,555
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.94%	0.85%		0.93%	0.86%	0.90	%(4)
Expenses after custodian fee reduction	0.93%	0.82%		0.90%	0.84%	0.89	%(4)
Net investment income	3.87%	3.70%		3.65%	3.64%	3.62%
Portfolio Turnover of the Portfolio	—	—		—	—	13	%(5)
Portfolio Turnover of the Fund	7%	55%		32%	28%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Amount is less than 0.01%.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.000	$10.370	$10.300	$10.260	$10.520

Income (Loss) From Operations

Net investment income(1)	$0.299	$0.304	$0.303	$0.298	$0.301
Net realized and unrealized gain (loss)	(0.733)	(0.372)	0.068	0.035	(0.268)

Total income (loss) from operations	$(0.434)	$(0.068)	$0.371	$0.333	$0.033

Less Distributions

From net investment income	$(0.306)	$(0.302)	$(0.301)	$(0.293)	$(0.293)

Total distributions	$(0.306)	$(0.302)	$(0.301)	$(0.293)	$(0.293)

Net asset value — End of year	$9.260	$10.000	$10.370	$10.300	$10.260

Total Return(2)	(4.42)%	(0.68)%	3.64%	3.28%	0.31%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$860	$607	$770	$2,687	$3,837
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.70%	1.60%	1.68%	1.61%	1.65	%(3)
Expenses after custodian fee reduction	1.68%	1.57%	1.65%	1.59%	1.64	%(3)
Net investment income	3.14%	2.96%	2.94%	2.89%	2.90%
Portfolio Turnover of the Portfolio	—	—	—	—	13	%(4)
Portfolio Turnover of the Fund	7%	55%	32%	28%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	California Limited Fund — Class C

	Year Ended March 31,
					Period Ended
	2009	2008	2007	2006	March 31, 2005(1)

Net asset value — Beginning of period	$9.690	$10.050	$9.980	$9.950	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.290	$0.294	$0.280	$0.282	$0.002
Net realized and unrealized gain (loss)	(0.703)	(0.361)	0.082	0.034	(0.052)

Total income (loss) from operations	$(0.413)	$(0.067)	$0.362	$0.316	$(0.050)

Less Distributions

From net investment income	$(0.297)	$(0.293)	$(0.292)	$(0.286)	$—

Total distributions	$(0.297)	$(0.293)	$(0.292)	$(0.286)	$—

Net asset value — End of period	$8.980	$9.690	$10.050	$9.980	$9.950

Total Return(3)	(4.35)%	(0.69)%	3.67%	3.15%	(0.01	)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,820	$1,449	$562	$22	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.70%	1.60%	1.68%	1.61%	0.00	%(4)(5)
Expenses after custodian fee reduction	1.68%	1.57%	1.65%	1.59%	—
Net investment income	3.12%	2.96%	2.78%	2.83%	0.00	%(4)(5)
Portfolio Turnover	7%	55%	32%	28%	13	%(6)

(1)	For the period from the commencement of offering of Class C shares, March 23, 2005, to March 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Annualized.

(5)	Amount is less than 0.01%.

(6)	For the Fund’s year ended March 31, 2005.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.970	$10.200	$10.110	$10.180	$10.460

Income (Loss) From Operations

Net investment income(1)	$0.360	$0.371	$0.372	$0.367	$0.370
Net realized and unrealized gain (loss)	(0.407)	(0.231)	0.092	(0.074)	(0.287)

Total income (loss) from operations	$(0.047)	$0.140	$0.464	$0.293	$0.083

Less Distributions

From net investment income	$(0.363)	$(0.370)	$(0.374)	$(0.363)	$(0.363)

Total distributions	$(0.363)	$(0.370)	$(0.374)	$(0.363)	$(0.363)

Net asset value — End of year	$9.560	$9.970	$10.200	$10.110	$10.180

Total Return(2)	(0.50)%	1.39%	4.66%	2.90%	0.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$46,857	$49,514	$45,300	$47,407	$48,901
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.85%	0.84%	0.84%	0.82%	0.82	%(3)
Expenses after custodian fee reduction	0.84%	0.83%	0.82%	0.81%	0.81	%(3)
Net investment income	3.69%	3.67%	3.65%	3.59%	3.59%
Portfolio Turnover of the Portfolio	—	—	—	—	13	%(4)
Portfolio Turnover of the Fund	16%	14%	14%	7%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.960	$10.200	$10.110	$10.170	$10.450

Income (Loss) From Operations

Net investment income(1)	$0.288	$0.297	$0.295	$0.289	$0.292
Net realized and unrealized gain (loss)	(0.399)	(0.244)	0.092	(0.066)	(0.289)

Total income (loss) from operations	$(0.111)	$0.053	$0.387	$0.223	$0.003

Less Distributions

From net investment income	$(0.289)	$(0.293)	$(0.297)	$(0.283)	$(0.283)

Total distributions	$(0.289)	$(0.293)	$(0.297)	$(0.283)	$(0.283)

Net asset value — End of year	$9.560	$9.960	$10.200	$10.110	$10.170

Total Return(2)	(1.15)%	0.52%	3.87%	2.20%	0.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$854	$1,628	$3,648	$7,234	$10,350
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.60%	1.60%	1.59%	1.57%	1.57	%(3)
Expenses after custodian fee reduction	1.59%	1.58%	1.57%	1.56%	1.56	%(3)
Net investment income	2.94%	2.94%	2.91%	2.83%	2.83%
Portfolio Turnover of the Portfolio	—	—	—	—	13	%(4)
Portfolio Turnover of the Fund	16%	14%	14%	7%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Massachusetts Limited Fund — Class C

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.550	$9.770	$9.690	$9.740	$10.020

Income (Loss) From Operations

Net investment income(1)	$0.274	$0.284	$0.284	$0.278	$0.280
Net realized and unrealized gain (loss)	(0.387)	(0.223)	0.081	(0.057)	(0.287)

Total income (loss) from operations	$(0.113)	$0.061	$0.365	$0.221	$(0.007)

Less Distributions

From net investment income	$(0.277)	$(0.281)	$(0.285)	$(0.271)	$(0.273)

Total distributions	$(0.277)	$(0.281)	$(0.285)	$(0.271)	$(0.273)

Net asset value — End of year	$9.160	$9.550	$9.770	$9.690	$9.740

Total Return(2)	(1.22)%	0.63%	3.81%	2.28%	(0.14	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,611	$12,995	$14,139	$19,901	$27,589
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.60%	1.60%	1.59%	1.57%	1.57	%(4)
Expenses after custodian fee reduction	1.59%	1.58%	1.57%	1.56%	1.56	%(4)
Net investment income	2.93%	2.93%	2.91%	2.84%	2.83%
Portfolio Turnover of the Portfolio	—	—	—	—	13	%(5)
Portfolio Turnover of the Fund	16%	14%	14%	7%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects a decrease of 0.05% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New Jersey Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.900	$10.210	$10.110	$10.100	$10.360

Income (Loss) From Operations

Net investment income(1)	$0.363	$0.372	$0.392	$0.371	$0.366
Net realized and unrealized gain (loss)	(0.401)	(0.298)	0.083	0.001	(0.266)

Total income (loss) from operations	$(0.038)	$0.074	$0.475	$0.372	$0.100

Less Distributions

From net investment income	$(0.372)	$(0.384)	$(0.375)	$(0.362)	$(0.360)

Total distributions	$(0.372)	$(0.384)	$(0.375)	$(0.362)	$(0.360)

Net asset value — End of year	$9.490	$9.900	$10.210	$10.110	$10.100

Total Return(2)	(0.39)%	0.74%	4.76%	3.74%	0.98%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$41,746	$42,612	$37,031	$37,080	$43,424
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.89%	0.91%	0.91%	0.88%	0.87	%(3)
Interest and fee expense(4)	—	0.02%	—	—	—
Expenses before custodian fee reduction	0.89%	0.93%	0.91%	0.88%	0.87	%(3)
Expenses after custodian fee reduction	0.87%	0.88%	0.90%	0.87%	0.86	%(3)
Net investment income	3.76%	3.69%	3.85%	3.66%	3.59%
Portfolio Turnover of the Portfolio	—	—	—	—	11	%(5)
Portfolio Turnover of the Fund	23%	12%	18%	25%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New Jersey Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.900	$10.210	$10.100	$10.100	$10.350

Income (Loss) From Operations

Net investment income(1)	$0.291	$0.302	$0.316	$0.294	$0.290
Net realized and unrealized gain (loss)	(0.393)	(0.305)	0.093	(0.009)	(0.260)

Total income (loss) from operations	$(0.102)	$(0.003)	$0.409	$0.285	$0.030

Less Distributions

From net investment income	$(0.298)	$(0.307)	$(0.299)	$(0.285)	$(0.280)

Total distributions	$(0.298)	$(0.307)	$(0.299)	$(0.285)	$(0.280)

Net asset value — End of year	$9.500	$9.900	$10.210	$10.100	$10.100

Total Return(2)	(1.05)%	(0.03)%	4.09%	2.85%	0.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$648	$801	$2,875	$5,992	$8,851
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64%	1.66%	1.66%	1.63%	1.62	%(3)
Interest and fee expense(4)	—	0.02%	—	—	—
Expenses before custodian fee reduction	1.64%	1.68%	1.66%	1.63%	1.62	%(3)
Expenses after custodian fee reduction	1.62%	1.64%	1.65%	1.62%	1.61	%(3)
Net investment income	3.01%	2.99%	3.11%	2.91%	2.84%
Portfolio Turnover of the Portfolio	—	—	—	—	11	%(5)
Portfolio Turnover of the Fund	23%	12%	18%	25%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New Jersey Limited Fund — Class C

	Year Ended March 31,
			Period Ended
	2009	2008	March 31, 2007(1)

Net asset value — Beginning of period	$9.910	$10.210	$10.110

Income (Loss) From Operations

Net investment income(2)	$0.291	$0.289	$0.210
Net realized and unrealized gain (loss)	(0.412)	(0.282)	0.089

Total income (loss) from operations	$(0.121)	$0.007	$0.299

Less Distributions

From net investment income	$(0.299)	$(0.307)	$(0.199)

Total distributions	$(0.299)	$(0.307)	$(0.199)

Net asset value — End of period	$9.490	$9.910	$10.210

Total Return(3)	(1.24)%	0.08%	2.84	%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$519	$144	$1
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64%	1.64%	1.63	%(4)
Interest and fee expense(5)	—	0.02%	—
Expenses before custodian fee reduction	1.64%	1.66%	1.63	%(4)
Expenses after custodian fee reduction	1.62%	1.61%	1.62	%(4)
Net investment income	3.03%	2.87%	3.09	%(4)
Portfolio Turnover	23%	12%	18	%(6)

(1)	For the period from the commencement of offering of Class C shares, August 1, 2006, to March 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	For the Fund’s year ended March 31, 2007.

(7)	Not annualized.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.200	$10.600	$10.480	$10.540	$10.850

Income (Loss) From Operations

Net investment income(1)	$0.387	$0.402	$0.395	$0.388	$0.394
Net realized and unrealized gain (loss)	(0.642)	(0.405)	0.118	(0.059)	(0.315)

Total income (loss) from operations	$(0.255)	$(0.003)	$0.513	$0.329	$0.079

Less Distributions

From net investment income	$(0.395)	$(0.397)	$(0.393)	$(0.389)	$(0.389)

Total distributions	$(0.395)	$(0.397)	$(0.393)	$(0.389)	$(0.389)

Net asset value — End of year	$9.550	$10.200	$10.600	$10.480	$10.540

Total Return(2)	(2.56)%	(0.03)%	4.97%	3.15%	0.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$63,159	$71,401	$72,201	$59,546	$62,843
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%	0.82%	0.82%	0.82%	0.80	%(3)
Interest and fee expense(4)	—	0.01%	0.02%	—	—
Expenses before custodian fee reduction	0.80%	0.83%	0.84%	0.82%	0.80	%(3)
Expenses after custodian fee reduction	0.79%	0.81%	0.81%	0.81%	0.80	%(3)
Net investment income	3.92%	3.85%	3.73%	3.67%	3.69%
Portfolio Turnover of the Portfolio	—	—	—	—	7	%(5)
Portfolio Turnover of the Fund	22%	14%	22%	22%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.190	$10.590	$10.470	$10.530	$10.840

Income (Loss) From Operations

Net investment income(1)	$0.312	$0.324	$0.317	$0.308	$0.314
Net realized and unrealized gain (loss)	(0.643)	(0.406)	0.117	(0.061)	(0.317)

Total income (loss) from operations	$(0.331)	$(0.082)	$0.434	$0.247	$(0.003)

Less Distributions

From net investment income	$(0.319)	$(0.318)	$(0.314)	$(0.307)	$(0.307)

Total distributions	$(0.319)	$(0.318)	$(0.314)	$(0.307)	$(0.307)

Net asset value — End of year	$9.540	$10.190	$10.590	$10.470	$10.530

Total Return(2)	(3.31)%	(0.79)%	4.19%	2.36%	(0.03)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,976	$2,017	$4,457	$8,978	$12,518
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.57%	1.56%	1.57%	1.55	%(3)
Interest and fee expense(4)	—	0.01%	0.02%	—	—
Expenses before custodian fee reduction	1.55%	1.58%	1.58%	1.57%	1.55	%(3)
Expenses after custodian fee reduction	1.54%	1.56%	1.57%	1.56%	1.55	%(3)
Net investment income	3.17%	3.10%	3.00%	2.92%	2.94%
Portfolio Turnover of the Portfolio	—	—	—	—	7	%(5)
Portfolio Turnover of the Fund	22%	14%	22%	22%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	New York Limited Fund — Class C

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.690	$10.070	$9.960	$10.020	$10.310

Income (Loss) From Operations

Net investment income(1)	$0.297	$0.308	$0.301	$0.294	$0.299
Net realized and unrealized gain (loss)	(0.603)	(0.385)	0.107	(0.062)	(0.299)

Total income (loss) from operations	$(0.306)	$(0.077)	$0.408	$0.232	$—

Less Distributions

From net investment income	$(0.304)	$(0.303)	$(0.298)	$(0.292)	$(0.290)

Total distributions	$(0.304)	$(0.303)	$(0.298)	$(0.292)	$(0.290)

Net asset value — End of year	$9.080	$9.690	$10.070	$9.960	$10.020

Total Return(2)	(3.22)%	(0.78)%	4.14%	2.32%	(0.07	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,780	$23,844	$22,155	$26,477	$36,837
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%	1.57%	1.56%	1.57%	1.55	%(4)
Interest and fee expense(5)	—	0.01%	0.02%	—	—
Expenses before custodian fee reduction	1.55%	1.58%	1.58%	1.57%	1.55	%(4)
Expenses after custodian fee reduction	1.55%	1.56%	1.57%	1.56%	1.55	%(4)
Net investment income	3.17%	3.10%	3.00%	2.92%	2.94%
Portfolio Turnover of the Portfolio	—	—	—	—	7	%(6)
Portfolio Turnover of the Fund	22%	14%	22%	22%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Ohio Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.420	$9.680	$9.620	$9.740	$10.020

Income (Loss) From Operations

Net investment income(1)	$0.327	$0.350	$0.349	$0.346	$0.363
Net realized and unrealized gain (loss)	(0.199)	(0.259)	0.061	(0.104)	(0.293)

Total income from operations	$0.128	$0.091	$0.410	$0.242	$0.070

Less Distributions

From net investment income	$(0.348)	$(0.351)	$(0.350)	$(0.362)	$(0.350)

Total distributions	$(0.348)	$(0.351)	$(0.350)	$(0.362)	$(0.350)

Net asset value — End of year	$9.20	$9.420	$9.680	$9.620	$9.740

Total Return(2)	1.26%	0.96%	4.33%	2.50%	0.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,307	$19,394	$19,144	$17,286	$16,783
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.09%	1.02%	1.03%	1.04%	1.05	%(3)
Expenses after custodian fee reduction	1.07%	1.00%	0.99%	1.02%	1.04	%(3)
Net investment income	3.52%	3.65%	3.60%	3.55%	3.68%
Portfolio Turnover of the Portfolio	—	—	—	—	6	%(4)
Portfolio Turnover of the Fund	9%	13%	10%	13%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Ohio Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.410	$9.670	$9.610	$9.730	$10.010

Income (Loss) From Operations

Net investment income(1)	$0.256	$0.280	$0.278	$0.274	$0.289
Net realized and unrealized gain (loss)	(0.210)	(0.262)	0.059	(0.109)	(0.294)

Total income (loss) from operations	$0.046	$0.018	$0.337	$0.165	$(0.005)

Less Distributions

From net investment income	$(0.276)	$(0.278)	$(0.277)	$(0.285)	$(0.275)

Total distributions	$(0.276)	$(0.278)	$(0.277)	$(0.285)	$(0.275)

Net asset value — End of year	$9.180	$9.410	$9.670	$9.610	$9.730

Total Return(2)	0.39%	0.19%	3.56%	1.73%	(0.05)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$187	$111	$438	$880	$2,159
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.84%	1.77%	1.78%	1.79%	1.80	%(3)
Expenses after custodian fee reduction	1.82%	1.75%	1.74%	1.77%	1.79	%(3)
Net investment income	2.77%	2.92%	2.88%	2.81%	2.94%
Portfolio Turnover of the Portfolio	—	—	—	—	6	%(4)
Portfolio Turnover of the Fund	9%	13%	10%	13%	7%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Ohio Limited Fund — Class C

	Year Ended March 31,
			Period Ended
	2009	2008	March 31, 2007(1)

Net asset value — Beginning of period	$9.400	$9.670	$9.600

Income (Loss) From Operations

Net investment income(2)	$0.254	$0.274	$0.182
Net realized and unrealized gain (loss)	(0.218)	(0.266)	0.072

Total income from operations	$0.036	$0.008	$0.254

Less Distributions

From net investment income	$(0.276)	$(0.278)	$(0.184)

Total distributions	$(0.276)	$(0.278)	$(0.184)

Net asset value — End of period	$9.160	$9.400	$9.670

Total Return(3)	0.39%	0.08%	2.53	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$672	$131	$1
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.83%	1.77%	1.78	%(4)
Expenses after custodian fee reduction	1.83%	1.75%	1.74	%(4)
Net investment income	2.77%	2.88%	2.81	%(4)
Portfolio Turnover	9%	13%	10	%(5)

(1)	For the period from the commencement of offering of Class C shares, August 1, 2006, to March 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Annualized.

(5)	For the Fund’s year ended March 31, 2007.

(6)	Not annualized.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Pennsylvania Limited Fund — Class A

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.030	$10.360	$10.270	$10.280	$10.550

Income (Loss) From Operations

Net investment income(1)	$0.393	$0.393	$0.396	$0.394	$0.402
Net realized and unrealized gain (loss)	(0.313)	(0.327)	0.087	(0.004)	(0.272)

Total income from operations	$0.080	$0.066	$0.483	$0.390	$0.130

Less Distributions

From net investment income	$(0.390)	$(0.396)	$(0.393)	$(0.400)	$(0.400)

Total distributions	$(0.390)	$(0.396)	$(0.393)	$(0.400)	$(0.400)

Net asset value — End of year	$9.720	$10.030	$10.360	$10.270	$10.280

Total Return(2)	0.83%	0.64%	4.78%	3.84%	1.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$36,461	$39,272	$33,998	$34,592	$33,611
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.87%	0.88%	0.88%	0.87%	0.88	%(3)
Expenses after custodian fee reduction	0.86%	0.85%	0.86%	0.85%	0.87	%(3)
Net investment income	4.00%	3.84%	3.83%	3.82%	3.86%
Portfolio Turnover of the Portfolio	—	—	—	—	0	%(4)
Portfolio Turnover of the Fund	19%	12%	11%	22%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Pennsylvania Limited Fund — Class B

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.030	$10.360	$10.270	$10.280	$10.550

Income (Loss) From Operations

Net investment income(1)	$0.319	$0.318	$0.319	$0.317	$0.323
Net realized and unrealized gain (loss)	(0.314)	(0.329)	0.087	(0.005)	(0.273)

Total income (loss) from operations	$0.005	$(0.011)	$0.406	$0.312	$0.050

Less Distributions

From net investment income	$(0.315)	$(0.319)	$(0.316)	$(0.322)	$(0.320)

Total distributions	$(0.315)	$(0.319)	$(0.316)	$(0.322)	$(0.320)

Net asset value — End of year	$9.720	$10.030	$10.360	$10.270	$10.280

Total Return(2)	0.06%	(0.11)%	4.01%	3.06%	0.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$550	$1,159	$3,714	$6,962	$8,957
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.62%	1.63%	1.63%	1.62%	1.63	%(3)
Expenses after custodian fee reduction	1.61%	1.60%	1.61%	1.60%	1.62	%(3)
Net investment income	3.25%	3.10%	3.08%	3.07%	3.11%
Portfolio Turnover of the Portfolio	—	—	—	—	0	%(4)
Portfolio Turnover of the Fund	19%	12%	11%	22%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Pennsylvania Limited Fund — Class C

	Year Ended March 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$9.510	$9.820	$9.740	$9.750	$10.000

Income (Loss) From Operations

Net investment income(1)	$0.303	$0.301	$0.302	$0.300	$0.307
Net realized and unrealized gain (loss)	(0.304)	(0.308)	0.078	(0.006)	(0.257)

Total income (loss) from operations	$(0.001)	$(0.007)	$0.380	$0.294	$0.050

Less Distributions

From net investment income	$(0.299)	$(0.303)	$(0.300)	$(0.304)	$(0.300)

Total distributions	$(0.299)	$(0.303)	$(0.300)	$(0.304)	$(0.300)

Net asset value — End of year	$9.210	$9.510	$9.820	$9.740	$9.750

Total Return(2)	(0.01)%	(0.08)%	3.95%	3.05%	0.44	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,884	$13,427	$14,209	$15,894	$16,670
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.62%	1.63%	1.63%	1.62%	1.63	%(4)
Expenses after custodian fee reduction	1.61%	1.60%	1.61%	1.60%	1.62	%(4)
Net investment income	3.25%	3.10%	3.08%	3.07%	3.12%
Portfolio Turnover of the Portfolio	—	—	—	—	0	%(5)
Portfolio Turnover of the Fund	19%	12%	11%	22%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects a decrease of 0.06% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Includes the Fund’s share of the corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of eight Funds, six of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Limited Maturity Municipals Fund (California Limited Fund), Eaton Vance Massachusetts Limited Maturity Municipals Fund (Massachusetts Limited Fund), Eaton Vance New Jersey Limited Maturity Municipals Fund (New Jersey Limited Fund), Eaton Vance New York Limited Maturity Municipals Fund (New York Limited Fund), Eaton Vance Ohio Limited Maturity Municipals Fund (Ohio Limited Fund) and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (Pennsylvania Limited Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide a high level of current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable. The Funds also seek to provide limited principal fluctuation. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2009, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

California Limited	$46,725	March 31, 2011
	13,351	March 31, 2012
	384,970	March 31, 2013
	176,040	March 31, 2015
	146,189	March 31, 2016
	461,024	March 31, 2017
Massachusetts Limited	398,029	March 31, 2011
	393,962	March 31, 2012
	1,336,686	March 31, 2013
	25,938	March 31, 2014
	103,860	March 31, 2016
	1,158,951	March 31, 2017
New Jersey Limited	129,576	March 31, 2011
	298,472	March 31, 2012
	728,451	March 31, 2013
	126,854	March 31, 2017
New York Limited	144,635	March 31, 2011
	483,774	March 31, 2012
	1,522,094	March 31, 2013
	97,867	March 31, 2015
	394,181	March 31, 2016
	718,716	March 31, 2017
Ohio Limited	69,085	March 31, 2010
	366,442	March 31, 2011
	60,692	March 31, 2012
	358,602	March 31, 2013
	19,117	March 31, 2014
	37,955	March 31, 2015
	67,546	March 31, 2016
	152,500	March 31, 2017
Pennsylvania Limited	$59,482	March 31, 2010
	400,339	March 31, 2011
	154,413	March 31, 2012
	954,523	March 31, 2013
	29,139	March 31, 2015
	107,086	March 31, 2016
	310,885	March 31, 2017

Additionally, at March 31, 2009, the California Limited Fund, Massachusetts Limited Fund, New Jersey Limited Fund, New York Limited Fund, Ohio Limited Fund and Pennsylvania Limited Fund had net capital losses of $1,406,663, $1,124,284, $1,241,352, $3,383,434, $241,745 and $1,428,724, respectively, attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending March 31, 2010.

As of March 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2009, the Funds had no Floating Rate Notes outstanding.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2   Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended March 31, 2009 and March 31, 2008 was as follows:

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
Year Ended March 31, 2009	Limited	Limited	Limited	Limited	Limited	Limited

Distributions declared from:
Tax-exempt income	$1,236,067	$2,180,235	$1,581,063	$3,478,784	$732,513	$1,972,680
Ordinary income	$133	$—	$17,462	$34,798	$—	$2,066

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
Year Ended March 31, 2008	Limited	Limited	Limited	Limited	Limited	Limited

Distributions declared from:
Tax-exempt income	$1,468,078	$2,186,263	$1,514,755	$3,461,672	$733,718	$1,938,893

During the year ended March 31, 2009, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount:

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
	Limited	Limited	Limited	Limited	Limited	Limited

Increase (decrease):
Paid-in capital	$—	$—	$—	$—	$(36,233)	$(35,623)
Accumulated net realized loss	$3,374	$(86,859)	$(18,555)	$(44,824)	$16,495	$40,411
Accumulated undistributed net investment income	$(3,374)	$86,859	$18,555	$44,824	$19,738	$(4,788)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of March 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Massachusetts	New Jersey	New York	Ohio	Pennsylvania
	Limited	Limited	Limited	Limited	Limited	Limited

Undistributed tax-exempt income	$11,715	$134,453	$83,613	$95,808	$5,954	$24,948
Capital loss carryforward and post October losses	$(2,634,962)	$(4,541,710)	$(2,524,705)	$(6,744,701)	$(1,373,684)	$(3,444,591)
Net unrealized appreciation (depreciation)	$(524,015)	$595,661	$435,309	$(1,970,716)	$388,113	$816,554
Other temporary differences	$(37,437)	$(91,874)	$(67,939)	$(139,819)	$(29,237)	$(78,779)

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates as daily net assets exceed that level.

For the year ended March 31, 2009, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate

California Limited	$140,139	0.44%
Massachusetts Limited	275,000	0.45
New Jersey Limited	183,876	0.44
New York Limited	402,634	0.44
Ohio Limited	85,697	0.44
Pennsylvania Limited	235,037	0.45

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended March 31, 2009 were as follows:

	EVM’s Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges

California Limited	$573	$2,348
Massachusetts Limited	1,749	4,097
New Jersey Limited	1,034	2,089
New York Limited	$2,283	$3,243
Ohio Limited	448	4,043
Pennsylvania Limited	1,375	5,202

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4   Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2009 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

California Limited	$43,975
Massachusetts Limited	70,873
New Jersey Limited	60,787
New York Limited	101,095
Ohio Limited	28,724
Pennsylvania Limited	57,811

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (3.5% for Ohio Limited

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund) and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended March 31, 2009, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees

California Limited	$5,599	$13,585
Massachusetts Limited	9,398	97,194
New Jersey Limited	5,201	2,586
New York Limited	12,961	174,109
Ohio Limited	1,206	2,338
Pennsylvania Limited	6,273	96,586

At March 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

California Limited	$545,000	$124,000
Massachusetts Limited	567,000	4,970,000
New Jersey Limited	564,000	41,000
New York Limited	867,000	6,249,000
Ohio Limited	891,000	30,000
Pennsylvania Limited	377,000	6,098,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended March 31, 2009 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees

California Limited	$1,116	$2,717
Massachusetts Limited	1,880	19,439
New Jersey Limited	1,040	517
New York Limited	2,593	34,822
Ohio Limited	241	469
Pennsylvania Limited	1,255	19,317

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended March 31, 2009, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C

California Limited	$25,000	$70	$300
Massachusetts Limited	3,000	2,100	600
New Jersey Limited	30	1,000	2,400
New York Limited	7,000	4,600	6,400
Ohio Limited	—	—	1,200
Pennsylvania Limited	1,000	2,100	2,800

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended March 31, 2009 were as follows:

Fund	Purchases	Sales

California Limited	$2,297,010	$16,598,769
Massachusetts Limited	9,541,484	10,827,080
New Jersey Limited	9,278,399	10,438,261
New York Limited	20,384,586	26,205,590
Ohio Limited	1,710,830	1,812,212
Pennsylvania Limited	9,658,179	12,961,400

7   Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	406,183	2,016,272
Issued to shareholders electing to receive payments of distributions in Fund shares	61,900	58,409
Redemptions	(1,982,872)	(1,918,785)
Exchange from Class B shares	17,572	41,894

Net increase (decrease)	(1,497,217)	197,790

	Year Ended March 31,
Class B	2009	2008

Sales	55,426	43,627
Issued to shareholders electing to receive payments of distributions in Fund shares	970	915
Redemptions	(6,705)	(16,028)
Exchange to Class A shares	(17,624)	(42,017)

Net increase (decrease)	32,067	(13,503)

	Year Ended March 31,
Class C	2009	2008

Sales	84,507	180,673
Issued to shareholders electing to receive payments of distributions in Fund shares	2,060	863
Redemptions	(33,411)	(87,978)

Net increase	53,156	93,558

Massachusetts Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	1,898,025	1,610,174
Issued to shareholders electing to receive payments of distributions in Fund shares	118,776	109,447
Redemptions	(2,196,838)	(1,357,397)
Exchange from Class B shares	112,871	166,127

Net increase (decrease)	(67,166)	528,351

	Year Ended March 31,
Class B	2009	2008

Sales	62,371	18,157
Issued to shareholders electing to receive payments of distributions in Fund shares	2,627	4,325
Redemptions	(26,102)	(50,671)
Exchange to Class A shares	(112,954)	(166,156)

Net decrease	(74,058)	(194,345)

	Year Ended March 31,
Class C	2009	2008

Sales	244,370	146,203
Issued to shareholders electing to receive payments of distributions in Fund shares	26,839	27,564
Redemptions	(255,603)	(259,219)

Net increase (decrease)	15,606	(85,452)

New Jersey Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	1,625,831	1,185,717
Issued to shareholders electing to receive payments of distributions in Fund shares	98,385	92,752
Redemptions	(1,685,448)	(759,245)
Exchange from Class B shares	54,287	158,879

Net increase	93,055	678,103

	Year Ended March 31,
Class B	2009	2008

Sales	47,314	11,520
Issued to shareholders electing to receive payments of distributions in Fund shares	1,484	3,599
Redemptions	(7,287)	(56,878)
Exchange to Class A shares	(54,248)	(158,871)

Net decrease	(12,737)	(200,630)

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

New Jersey Limited Fund (continued)

	Year Ended March 31,
Class C	2009	2008

	Year Ended March 31,
Class C	2009	2008

Sales	73,272	14,275
Issued to shareholders electing to receive payments of distributions in Fund shares	768	184
Redemptions	(33,903)	—

Net increase	40,137	14,459

New York Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	1,362,132	1,854,466
Issued to shareholders electing to receive payments of distributions in Fund shares	200,648	192,043
Redemptions	(2,028,966)	(2,115,985)
Exchange from Class B shares	80,064	258,119

Net increase (decrease)	(386,122)	188,643

	Year Ended March 31,
Class B	2009	2008

Sales	136,133	61,091
Issued to shareholders electing to receive payments of distributions in Fund shares	3,076	4,984
Redemptions	(49,980)	(30,769)
Exchange to Class A shares	(80,100)	(258,235)

Net increase (decrease)	9,129	(222,929)

	Year Ended March 31,
Class C	2009	2008

Sales	788,590	704,481
Issued to shareholders electing to receive payments of distributions in Fund shares	47,954	40,174
Redemptions	(786,587)	(484,217)

Net increase	49,957	260,438

Ohio Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	507,641	457,764
Issued to shareholders electing to receive payments of distributions in Fund shares	35,170	38,746
Redemptions	(617,570)	(447,253)
Exchange from Class B shares	5,390	33,096

Net increase (decrease)	(69,369)	82,353

	Year Ended March 31,
Class B	2009	2008

Sales	21,494	3,800
Issued to shareholders electing to receive payments of distributions in Fund shares	436	519
Redemptions	(7,889)	(4,720)
Exchange to Class A shares	(5,394)	(33,128)

Net increase (decrease)	8,647	(33,529)

	Year Ended March 31,
Class C	2009	2008

Sales	74,671	18,226
Issued to shareholders electing to receive payments of distributions in Fund shares	849	76
Redemptions	(16,143)	(4,477)

Net increase	59,377	13,825

Pennsylvania Limited Fund

	Year Ended March 31,
Class A	2009	2008

Sales	1,028,122	985,042
Issued to shareholders electing to receive payments of distributions in Fund shares	79,460	74,547
Redemptions	(1,342,050)	(618,786)
Exchange from Class B shares	70,833	193,922

Net increase (decrease)	(163,635)	634,725

	Year Ended March 31,
Class B	2009	2008

Sales	37,999	3,389
Issued to shareholders electing to receive payments of distributions in Fund shares	1,817	4,024
Redemptions	(27,931)	(56,469)
Exchange to Class A shares	(70,807)	(193,901)

Net decrease	(58,922)	(242,957)

	Year Ended March 31,
Class C	2009	2008

Sales	360,210	301,201
Issued to shareholders electing to receive payments of distributions in Fund shares	17,064	17,952
Redemptions	(282,629)	(353,647)

Net increase (decrease)	94,645	(34,494)

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2009, as determined on a federal income tax basis, were as follows:

California Limited Fund

Aggregate cost	$22,950,218

Gross unrealized appreciation	$573,038
Gross unrealized depreciation	(1,097,053)

Net unrealized depreciation	$(524,015)

Massachusetts Limited Fund

Aggregate cost	$59,290,060

Gross unrealized appreciation	$2,825,547
Gross unrealized depreciation	(2,229,886)

Net unrealized appreciation	$595,661

New Jersey Limited Fund

Aggregate cost	$42,255,824

Gross unrealized appreciation	$1,603,920
Gross unrealized depreciation	(1,168,611)

Net unrealized appreciation	$435,309

New York Limited Fund

Aggregate cost	$87,901,900

Gross unrealized appreciation	$2,799,347
Gross unrealized depreciation	(4,770,063)

Net unrealized depreciation	$(1,970,716)

Ohio Limited Fund

Aggregate cost	$18,678,664

Gross unrealized appreciation	$959,445
Gross unrealized depreciation	(571,332)

Net unrealized appreciation	$388,113

Pennsylvania Limited Fund

Aggregate cost	$48,779,680

Gross unrealized appreciation	$2,351,465
Gross unrealized depreciation	(1,534,911)

Net unrealized appreciation	$816,554

9   Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 2009, the Massachusetts Limited Fund, New Jersey Limited and Ohio Limited each had a balance outstanding pursuant to this line of credit of $100,000, at an interest rate of 0.80%. The Funds’ average borrowings or allocated fees during the year ended March 31, 2009 were not significant.

10   Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

A summary of obligations under these financial instruments outstanding at March 31, 2009 is as follows:

Futures Contract

						Net
	Expiration			Aggregate		Unrealized
Fund	Date	Contracts	Position	Cost	Value	Depreciation

California Limited	6/09	40 U.S. Treasury Bond	Short	$(5,047,360)	$(5,188,125)	$(140,765)

Massachusetts Limited	6/09	40 U.S. Treasury Bond	Short	$(5,104,860)	$(5,188,125)	$(83,265)
	6/09	41 U.S. Treasury Note	Short	$(5,007,378)	$(5,087,204)	$(79,826)

New Jersey Limited	6/09	67 U.S. Treasury Bond	Short	$(8,550,640)	$(8,690,109)	$(139,469)

New York Limited	6/09	51 U.S. Treasury Bond	Short	$(6,508,697)	$(6,614,860)	$(106,163)
	6/09	94 U.S. Treasury Note	Short	$(11,480,329)	$(11,663,344)	$(183,015)

Ohio Limited	6/09	5 U.S. Treasury Bond	Short	$(638,108)	$(648,516)	$(10,408)
	6/09	15 U.S. Treasury Note	Short	$(1,831,967)	$(1,861,172)	$(29,205)

Pennsylvania Limited	6/09	29 U.S. Treasury Bond	Short	$(3,672,930)	$(3,761,391)	$(88,461)
	6/09	40 U.S. Treasury Note	Short	$(4,885,246)	$(4,963,125)	$(77,879)

At March 31, 2009, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11   Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective April 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2009, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

California Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(140,765)
Level 2	Other Significant Observable Inputs	22,426,203	—
Level 3	Significant Unobservable Inputs	—	—

Total		$22,426,203	$(140,765)

Massachusetts Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(163,091)
Level 2	Other Significant Observable Inputs	59,885,721	—
Level 3	Significant Unobservable Inputs	—	—

Total		$59,885,721	$(163,091)

New Jersey Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(139,469)
Level 2	Other Significant Observable Inputs	42,691,133	—
Level 3	Significant Unobservable Inputs	—	—

Total		$42,691,133	$(139,469)

New York Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(289,178)
Level 2	Other Significant Observable Inputs	85,931,184	—
Level 3	Significant Unobservable Inputs	—	—

Total		$85,931,184	$(289,178)

Ohio Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(39,613)
Level 2	Other Significant Observable Inputs	19,066,777	—
Level 3	Significant Unobservable Inputs	—	—

Total		$19,066,777	$(39,613)

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Pennsylvania Limited Fund

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(166,340)
Level 2	Other Significant Observable Inputs	49,596,234	—
Level 3	Significant Unobservable Inputs	—	—

Total		$49,596,234	$(166,340)

*	Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of March 31, 2008 whose fair value was determined using Level 3 inputs.

12   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

13   Subsequent Event — Proposed Plan of Reorganization

On April 27, 2009, the Trustees of the Trust approved an Agreement and Plan of Reorganization whereby Eaton Vance National Limited Maturity Municipals Fund (National Limited Fund) would acquire substantially all the assets and assume substantially all the liabilities of Ohio Limited Fund in exchange for shares of National Limited Fund. The proposed reorganization is subject to approval by the shareholders of Ohio Limited Fund.

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Investment Trust and the Shareholders of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund:
We have audited the accompanying statements of assets and liabilities of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (collectively the “Funds”) (certain of the funds constituting Eaton Vance Investment Trust), including the portfolios of investments, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2009

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding the status of exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

California Limited Maturity Municipals Fund	99.99%
Massachusetts Limited Maturity Municipals Fund	100.00%
New Jersey Limited Maturity Municipals Fund	98.91%
New York Limited Maturity Municipals Fund	99.01%
Ohio Limited Maturity Municipals Fund	100.00%
Pennsylvania Limited Maturity Municipals Fund	99.90%

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance California Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	2,742,511	4,896
Thomas E. Faust Jr.	2,742,511	4,896
Allen R. Freedman	2,742,511	4,896
William H. Park	2,742,511	4,896
Ronald A. Pearlman	2,742,511	4,896
Helen Frame Peters	2,745,014	2,393
Heidi L. Steiger	2,745,014	2,393
Lynn A. Stout	2,745,014	2,393
Ralph F. Verni	2,742,511	4,896

Eaton Vance Massachusetts Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	5,602,016	20,438
Thomas E. Faust Jr.	5,593,011	29,443
Allen R. Freedman	5,591,245	31,209
William H. Park	5,602,016	20,438
Ronald A. Pearlman	5,602,016	20,438
Helen Frame Peters	5,593,011	29,443
Heidi L. Steiger	5,591,245	31,209
Lynn A. Stout	5,602,016	20,438
Ralph F. Verni	5,602,016	20,438

Eaton Vance New Jersey Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	3,481,841	20,593
Thomas E. Faust Jr.	3,481,841	20,593
Allen R. Freedman	3,472,691	29,743
William H. Park	3,481,841	20,593
Ronald A. Pearlman	3,472,691	29,743
Helen Frame Peters	3,482,452	19,982
Heidi L. Steiger	3,480,004	22,430
Lynn A. Stout	3,482,452	19,982
Ralph F. Verni	3,479,393	23,041

Eaton Vance Limited Maturity Municipals Funds as of March 31, 2009

SPECIAL MEETING OF SHAREHOLDERS (Unaudited) CONT’D

Eaton Vance New York Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	7,945,187	601,542
Thomas E. Faust Jr.	7,945,187	601,542
Allen R. Freedman	7,945,187	601,542
William H. Park	7,945,187	601,542
Ronald A. Pearlman	7,945,187	601,542
Helen Frame Peters	7,945,187	601,542
Heidi L. Steiger	7,945,187	601,542
Lynn A. Stout	7,945,187	601,542
Ralph F. Verni	7,945,187	601,542

Eaton Vance Ohio Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,842,861	17,114
Thomas E. Faust Jr.	1,842,862	17,113
Allen R. Freedman	1,842,861	17,114
William H. Park	1,842,862	17,113
Ronald A. Pearlman	1,842,862	17,113
Helen Frame Peters	1,842,862	17,113
Heidi L. Steiger	1,842,861	17,114
Lynn A. Stout	1,842,862	17,113
Ralph F. Verni	1,842,862	17,113

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	4,703,449	45,653
Thomas E. Faust Jr.	4,696,267	52,835
Allen R. Freedman	4,702,857	46,245
William H. Park	4,696,267	52,835
Ronald A. Pearlman	4,701,964	47,138
Helen Frame Peters	4,699,899	49,203
Heidi L. Steiger	4,699,899	49,203
Lynn A. Stout	4,700,491	48,611
Ralph F. Verni	4,696,267	52,835

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

Eaton Vance California Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund
Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance Pennsylvania Limited Maturity Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Limited Maturity Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the one year period ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 174 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	174	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	174	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	174	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	174	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	174	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	174	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	174	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Limited Maturity Municipals Funds

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	174	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	174	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 46 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 72 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 174 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 174 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 174 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Trust
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

442-5/09	6LTFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief

Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance AMT-Free Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance National Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (the “Fund(s)”) are the series of Eaton Vance Investment Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended March 31, 2008 and March 31, 2009 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance California Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$25,320	$24,965

Audit-Related Fees(1)	$0	0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$29	$0

Total	$32,884	$32,765

Eaton Vance AMT-Free Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$27,950	$27,685

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$33	$0

Total	$35,518	$35,485

Eaton Vance Massachusetts Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$29,670	$29,465

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$48	$0

Total	$37,253	$37,265

Eaton Vance National Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$48,390	$46,765

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$418	$0

Total	$56,343	$54,565

Eaton Vance New Jersey Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$30,250	$28,515

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$30	$0

Total	$37,815	$36,315

Eaton Vance New York Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$34,450	$32,345

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$74	$0

Total	$42,059	$40,145

Eaton Vance Ohio Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$23,670	$23,255

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$16	$0

Total	$31,221	$31,055

Eaton Vance Pennsylvania Limited Maturity Municipals Fund

Fiscal Years Ended	03/31/2008	03/31/2009

Audit Fees	$27,950	$27,685

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,535	$7,800

All Other Fees(3)	$39	$0

Total	$35,524	$35,485

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The Funds, comprising all of the series of the Trust, have the same fiscal year end (March 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to the Trust by the principal accountant of each Fund, Deloitte & Touche LLP (“D&T”), for the last two fiscal years of the Funds.

Fiscal Years Ended	3/31/08	3/31/09

Audit Fees	$247,650	$240,680

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$60,280	$62,400

All Other Fees(3)	$687	$0

Total	$308,617	$303,080

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds fiscal years ended March 31, 2008 and March 31, 2009, $35,000 and $40,000, respectively, was billed by “D&T”, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control; structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7) (ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by the Series’ principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	3/31/08	3/31/09

Registrant(1)	$60,967	$62,400

Eaton Vance(2)	$299,530	$343,889

(1)	Includes all of the Series of the Trust.

(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Investment Trust

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President
Date: May 12, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: May 12, 2009

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President
Date: May 12, 2009